                                                                   EXHIBIT 10.28

                           ASSET PURCHASE AGREEMENT
                           ------------------------

     This Asset Purchase Agreement (this "Agreement"), dated as of December 5,
                                          ---------
2000, is made and entered into by and between (i) Matthews Studio Equipment Group, a California corporation ("Matthews"), (ii) Hollywood Rental Company,
                                  --------
LLC, a Delaware limited liability company ("HRC"), (iii) HDI Holdings, Inc., a
                                            ---
Kentucky corporation ("HDI"), (iv) Matthews Studio Sales, Inc., a California
                       ---
corporation ("MSS" and, together with Matthews, HRC and HDI, collectively, the
              ---
"Sellers" and individually, a "Seller") and (iv) Hollywood Rentals Production
 -------                       ------
Services, LLC, a California limited liability company ("Buyer").
                                                        -----

                                   RECITALS
                                   --------

     A.   HRC, HDI and MSS (the "Subsidiaries") desire to sell, assign, transfer
                                 ------------
and convey to Buyer the assets and liabilities (other than the Excluded Assets and the Excluded Liabilities (as hereinafter defined)) of their respective businesses, upon the terms and subject to the conditions of this Agreement.

     B. Matthews desires to sell, assign, transfer and convey to Buyer certain real estate lease and certain intellectual property used in the conduct of the Subsidiaries' businesses, as well as certain furniture, fixtures and equipment.

     C. Buyer desires to purchase and assume from Sellers such assets and liabilities upon the terms and subject to the conditions of this Agreement.

     D. This is the definitive Asset Purchase Agreement referred to in the letter of intent dated October 12, 2000 between Matthews and Raleigh Enterprises, LLC, Buyer's predecessor-in-interest (the "Letter of Intent").
                                                        ----------------

     E. Each of Sellers is a debtor under title 11 of the United States Code (the "Bankruptcy Code") in a chapter 11 case (the Sellers' chapter 11 cases
      ---------------
hereinafter referred to collectively as the "Cases," and individually as a
                                             -----
"Case") now pending before the United States Bankruptcy Court for the Central
 ----
District of California, San Fernando Valley Division (the "Court").
                                                           -----

     NOW THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements, terms and conditions contained herein, and in order to set forth the terms and conditions of the sale, the parties hereto do hereby agree as follows:

                                   ARTICLE I

                          SALE AND PURCHASE OF ASSETS

     1.1  Purchase and Sale.  On the terms and subject to the conditions of this
          -----------------
Agreement, at the Closing, the Subsidiaries shall assume pursuant to the Bankruptcy Code their respective Assigned Contracts and the Additional Truck Leases (both as hereinafter defined) and shall sell, convey, assign, transfer and deliver to Buyer, all of their respective right, title and interest in, to and under, the Subsidiary Purchased Assets (as hereinafter defined). On the terms and subject to the conditions of this Agreement, at the Closing, Matthews shall assume pursuant to the Bankruptcy Code its respective Assigned Contracts and shall sell, convey, assign, transfer and deliver to Buyer all of Matthews's right, title and interest in, to and under the Matthews Purchased Assets (as hereinafter defined). On the terms and subject to the conditions of this Agreement, at the Closing, Buyer shall purchase and accept from the Subsidiaries all of their respective right, title and interest in, to and under the Subsidiary Purchased Assets, and from Matthews all of Matthews's right, title and interest in, to and under the Matthews Purchased Assets. (The Subsidiary Purchased Assets and the Matthews Purchased Assets from time to time shall be referred to collectively as the "Purchased Assets.") The consideration which
                                 ----------------
Buyer shall pay and deliver for the Purchased Assets shall be (i) $17,000,000, (the "Purchase Price") and (ii) the assumption of the Assumed Liabilities (as hereinafter defined).

     1.2  Purchased Assets and Excluded Assets.
          ------------------------------------

     (a)  Subsidiary Purchased Assets. The term "Subsidiary Purchased Assets"
          ---------------------------            ---------------------------
means all of the respective assets, goodwill and rights of the Subsidiaries as of the Closing (as hereinafter defined), including, without limitation, the following items, but excluding therefrom the Excluded Assets:

          (i) all inventories of equipment held for rent by the respective Subsidiaries (including, but not limited to, film cameras and lighting and grip equipment) ;

          (ii) all expendable supplies, spare parts and other supplies that are saleable or usable in the ordinary course of business of the respective Subsidiaries;

          (iii) all furniture, fixtures, equipment, machinery, furnishings, motor vehicles, computers, computer systems and software, office equipment, tools and other articles of personal property that are used in the respective Subsidiaries' business;

          (iv)   subject to the provisions of Section 1.3(b), all contracts,
                                              --------------
     leases, subleases, indentures, licenses, agreements, commitments, bids, quotes, proposals, purchase orders and sales orders ("Contracts") that are
                                                           ---------
     listed in Schedule 1.2(a)(iv), including, but not limited to, that certain
               -------------------
     real estate lease of HRC for premises located at 9100-C Perimeter Woods Drive, Charlotte, North Carolina (the "NC Lease");
                                            --------

          (v) all of the right, title and interest of the respective Subsidiaries under Contracts pursuant to which the respective Subsidiaries rent equipment to their customers (the "Rental Contracts" and, together
                                             ----------------
     with the Contracts listed in Schedule 1.2(a)(iv), the "Subsidiaries'
                                  -------------------       -------------
     Assigned Contracts");
     ------------------

          (vi) trade accounts receivable of the respective Subsidiaries that remain outstanding as of the Closing Date;

          (vii) all trademarks, including all trade names, business names and trade dresses incorporating "Hollywood Rental," "HRC," "HDI," "Expendable Supply Store" or "Olesen" logos (collectively, the "Names"), including, without
                                             -----
limitation, those trademark registrations or applications for trademark registrations listed on Schedule 1.2(a)(vii) attached hereto, and all rights to
                        --------------------
use the ESS Trademark;

          (viii) all rights, claims, credits, suits, actions, demands, hearings, proceedings, judgments, orders, injunctions, writs, awards, decrees and rulings of any federal, state, local or foreign government or court of competent jurisdiction, administrative agency, commission, or other governmental or regulatory authority or instrumentality ("Governmental
                                                               ------------
     Entity") to the extent relating to any Subsidiary Purchased Asset or any
     ------
     Subsidiary's Assumed Liability, including any such items arising under guarantees, warranties, indemnities and similar rights in favor of a Subsidiary in respect of any Subsidiary Purchased Asset or such Subsidiary's Assumed Liability;

          (ix)   subject to Section 1.2(c)(ix), all books of account, ledgers,
                            ------------------
     financial, accounting and Tax (as hereinafter defined) records and all general and personnel records, files, invoices, customers' and suppliers' lists, other distribution and mailing lists, price lists, reports, plans, advertising materials, catalogues, billing records, sales and promotional literature, manuals, and customer and supplier correspondence (the "Records") that are used in the respective Subsidiaries' business, in all
      -------
     cases in any form or medium. The term "Tax" as used herein shall mean any
                                            ---
     and all federal, state, local or foreign income, sales, use, transfer, payroll, unemployment, Social Security, personal property, occupancy or other tax, levy, impost, fee, imposition, assessment or similar charge, together with any related addition to tax, interest or penalty thereon;

          (x) all sundry items, including telephone numbers, key and lock combinations and passwords which are necessary to Buyer's use of the Subsidiary Purchased Assets in the ordinary course of business;

          (xi) all goodwill generated by, associated with or attributable to the respective businesses of the Subsidiaries; and

          (xii) to the extent assignable by the Subsidiaries to Buyer, property damage, but NOT liability, insurance coverage under the Subsidiaries' insurance policies and insurance contracts covering any loss or damage to any of the Subsidiary Purchased Assets that occurred at any time between August 1, 2000 and the Closing Date together with any claim, action or other right the respective Subsidiaries may have for insurance coverage under such policies and contracts that relates to any loss or damage to any Subsidiary Purchased Assets that occurred at any time between August 1, 2000 and the Closing Date, and, regardless of whether or not such claims or coverage are assignable, any proceeds received from any such policy or contract after the Closing (it being understood that insurance coverage for, and claims relating to, any Excluded Assets are being retained by Sellers).

     (b)  Matthews Purchased Assets. The term "Matthews Purchased Assets" means
          -------------------------            -------------------------
the following assets and rights of Matthews as of the Closing:

          (i)    subject to the provisions of Section 1.3(b), the real estate
                                              --------------
     lease described in Schedule 1.2(b)(i) attached hereto (the "Kenwood
                        ------------------                       -------
     Lease");
     -----

          (ii)    the trademark described in Schedule 1.2(b)(ii) attached
                                             -------------------
     hereto, including all trade names, business names and trade dresses incorporating such trademark (the "ESS Trademark");
                                        -------------

          (iii) the computers, computer systems and software of Matthews located at the premises covered by the Kenwood Lease and at the facilities described in Schedule 1.2(b)(iii) attached hereto, except as set forth in
             --------------------
Schedule 1.2(b)(iii);
--------------------

          (iv) the furniture and office equipment, to the extent not already described in Section 1.2(b)(iii), of Matthews located at the premises
                  -------------------
     covered by the Kenwood Lease;

          (v) all rights and claims arising under guarantees, warranties, indemnities and similar rights in favor of Matthews in respect to any of the items identified in Sections 1.2(b)(iii) and 1.2(b)(iv);
                             --------------------     ----------

          (vi) to the extent assignable by Matthews to Buyer, property damage, but NOT liability, insurance coverage under Matthews's insurance policies and insurance contracts covering any loss or damage to any Matthews Purchased Assets identified in Section 1.2(b)(iii) or
                                                 -------------------
     1.2(b)(iv) that occurred at any time between August 1, 2000 and the Closing
     ----------
     Date, together with any claim, action or other right Matthews may have for insurance coverage under such policies and contracts that relates to any loss or damage to any Matthews Purchased Assets identified in Section
                                                                   -------
     1.2(b)(iii) or 1.2(b)(iv), and, regardless of whether or not such claims or
     -----------    ----------
     coverage are assignable, any proceeds received from any such policy or contract after the Closing (it being understood that insurance coverage for, and claims relating to, any Excluded Assets are being retained by Sellers); and

          (vii)  subject to the provisions of Section 1.3(b), all of the right,
                                              --------------
     title and interest of Matthews under the Contracts listed in Schedule
                                                                  --------
     1.2(b)(vii) (together with the Kenwood Lease, the "Matthews's Assigned
     -----------                                        -------------------
     Contracts").
     ---------

     (c)  Excluded Assets. The Purchased Assets shall not in any event include
          ---------------
the Excluded Assets, and the term "Excluded Assets" means:
                                   ---------------

          (i) all cash, bank accounts, certificates of deposit and other similar items of the respective Subsidiaries (it being understood that all cash flow prior to the Closing shall accrue to the Subsidiaries);

          (ii)   the vehicles listed in Schedule 1.2(c)(ii) attached hereto;
                                        -------------------

          (iii) all right, title and interest in and to the Office and Warehouse Lease dated October 31, 1997, by and between Matthews Studio Equipment, Inc., a California corporation and Cahuenga-Ivar Associates, Ltd., and the Lease of Storage Compound and Vehicle Parking Spaces Lease dated October 31, 1997, by and between Matthews Studio Equipment, Inc., a California corporation and Selma Avenue Management Co., any security deposits under any such leases, any mortgagee's subordination and attornment agreements obtained in connection with any such leases, and any and all proceeds of any such leases;

          (iv) all of the respective Subsidiaries' rights, claims, credits, suits, actions or demands against any affiliate of the respective Subsidiaries (including intercompany claims between two Subsidiaries or between a Subsidiary and Matthews);

          (v) all of the respective Subsidiaries' (and their respective bankruptcy estates') causes of action, including, but not limited to, avoidance and other causes of action arising under Bankruptcy Code Sections 510, 541 (except to the extent any such cause of action constitutes a Purchased Asset as set forth in Section 1.2(a)(viii) or (xii)
                                                   --------------------    -----
     or Section 1.2(b)(v) or (vi)), 548, 549, 550 and 553;
        -----------------    ----

          (vi)   in addition to the provisions of Sections 1.2(c)(iv) and
                                                  -------------------
     1.2(c)(v), all of the respective Subsidiaries' (and their respective
     ---------
     bankruptcy estates') rights, claims, credits, suits, actions, demands, hearings, proceedings, judgments, orders, injunctions, writs, awards, decrees and rulings of any Governmental Entity to the extent relating to any Excluded Asset or any Excluded Liability, including, but not limited to, (A) any such items arising under insurance policies and all guarantees, warranties, indemnities and similar rights in favor of any Subsidiary in respect of any Excluded Asset or any Excluded Liability, and (B) any counterclaims, offset rights, rights to recoupment and other defenses available to any Subsidiary in respect of such Subsidiary's obligations and liabilities to its lenders and creditors, such as (1) ING Equity Partners, L.P. I, and (2) the lenders under the Amended and Restated Credit Agreement dated as of April 1, 1998, by and among the Sellers, the other borrowers named therein, the guarantors named therein, the lenders named therein and The Chase Manhattan Bank, as agent for the lenders named therein, as such agreement is modified or supplemented from time to time (the "Chase Loan
                                                                   ----------
     Agreement");
     ---------

          (vii)  except as set forth in Section 1.2(a)(xii) and 1.2(b)(vi), all
                                        -------------------     ----------
     insurance policies and insurance contracts insuring the business of Matthews or the Subsidiaries, or any Matthews Purchased Asset or Subsidiary Purchased Asset, together with any claim, action or other right Matthews, the Subsidiaries or any of their affiliates may have for insurance coverage under any past and present policies and insurance contracts insuring the business of Matthews or the Subsidiaries, or any Matthews Purchased Asset or Subsidiary Purchased Asset, including any proceeds received from any such policy or contract after the Closing;

          (viii) all refunds of (i) Taxes, including deferred Taxes, and (ii) insurance premiums with respect to the business of the respective Subsidiaries for any period ending on or prior to the Closing Date, and all prepayments of such Taxes or premiums made by the respective Subsidiaries for any period beginning on or subsequent to October 1, 2000;

          (ix) (A) all Records of the respective Subsidiaries which the respective Subsidiaries are required by any federal, state, local, foreign or other applicable statute, law, ordinance, rule or regulation ("Law") to
                                                                       ---
     retain, (B) all Records prepared in connection with the sale of the respective Subsidiaries' business to Buyer, (C) all financial and Tax Records relating to the respective Subsidiaries' business that either (1) form part of the respective Subsidiaries' general ledger or (2) relate to Tax periods which commenced prior to the Closing Date, and (D) all stock Records, minute books and other corporate Records of the respective Subsidiaries;

          (x) except for the Matthews Purchased Assets, any and all rights or interests in or to any tangible or intangible assets or property (including, without limitation, rental equipment, accounts receivable, furniture, fixtures, equipment (including computer hardware used to generate and/or maintain Records), cash, trademarks (such as "Four Star," "Matthews" or any name or logo incorporating any such trademark), computer software (including software used to generate and/or maintain Records), non-compete covenants, stock ownership in subsidiaries, claims, causes of action, offset rights, rights to recoupment, defenses, Records and rights to refund) of (A) Matthews Studio Electronics, Inc., a California corporation, (B) ShowbizMart.com Inc., a Delaware corporation, (C) Duke City Video, Inc., a New Mexico corporation, (D) Four Star Lighting, Inc., a New York corporation, (E) Matthews Acceptance Corporation, a California corporation, or (F) Matthews, or (G) their respective bankruptcy estates;

          (xi)   without limiting the generality of the provisions of Section
                                                                      -------
     1.2(c)(x), any assets sold to E.F. Nettmann & Associates, Inc., a
     ---------
     California corporation ("Nettmann Inc."), whether tangible or intangible,
                              ------------
     pursuant to that certain Asset Purchase Agreement dated as of October 11, 2000, among Matthews, Matthews Studio Electronics, Inc. and Nettmann Inc.;

          (xii) permits and licenses issued by any Governmental Entity and held by any Subsidiary, to the extent such permits and licenses are not transferable or assignable; and

          (xiii) the instruments and documents described on Schedule
     1.2(c)(xiii).

     Notwithstanding the fact that claims and causes of action described in
Section 1.2(c) are Excluded Assets, neither the Sellers nor their bankruptcy
--------------
estates shall assert any claim or cause of action that is an Excluded Asset if and to the extent the assertion of such claim or cause of action would result in the imposition of liability against Buyer due to Buyer's ownership or use of the Purchased Assets; provided, however, that nothing in the preceding clause shall be deemed to restrict or prevent the Sellers from asserting their rights under this Agreement against Buyer in the event of a breach by Buyer of its obligations under this Agreement.

     1.3  Assumption of Certain Liabilities. At, and effective as of, the
          ---------------------------------
Closing Date, Buyer shall: accept, assume and pay, when such payment is required to be made under applicable Law, the obligations and liabilities to the Transferred Employees, the Post-Closing Hires and the De-Selected Employees (all as hereinafter defined) for accrued vacation as described in Section 1.3(a); and
                                                             --------------
accept, assume and comply with the liabilities and obligations of the Sellers arising under the Subsidiaries' Assigned Contracts and the Matthews's Assigned Contracts (collectively, the "Assigned Contracts"), unless any such contract
                              ------------------
shall have been excluded from the Purchased Assets in accordance with Section
                                                                      -------
1.3(b) and, subject to the provisions of Section 5.13, HRC's liabilities and
------                                   ------------
obligations under the Additional Truck Leases (the liabilities and obligations being assumed by Buyer being collectively referred to herein as the "Assumed
                                                                      -------
Liabilities").  Without limiting the generality of the foregoing, the Assumed
-----------
Liabilities shall include the obligations and liabilities of the respective Sellers under the Assigned Contracts and the Additional Truck Leases, whether existing prior to or after the Closing Date, including, but not limited to, obligations to make payments or to take any other actions to cure any defaults on the part of the respective Sellers under the Assigned Contracts under Bankruptcy Code Section 365. Following the Closing, Buyer shall perform and satisfy, and shall be solely responsible for, the Assumed Liabilities, and waives any right to seek reimbursement from the Sellers or their affiliates for or on account of the Assumed Liabilities. Other than the Assumed Liabilities, Buyer does not assume and shall in no event be liable for any liabilities, debts or obligations of any Seller, whether accrued, absolute, matured, contingent or otherwise (and those liabilities which are not Assumed Liabilities shall be "Excluded Liabilities").
---------------------

     (a)  Employee Liabilities.
          --------------------

          (i)    Set forth on Schedule 1.3(a)(i) attached hereto is a list of
                              ------------------
     the employees of the Sellers ("Employees") as of the date hereof, and set
                                    ---------
     forth on Schedule 1.3(a)(i) attached hereto is a list of the amount accrued
              ------------------
     and unpaid vacation for each such Employee as of a recent date. Set forth on Schedule 1.3(a)(ii) attached hereto is a list of those Employees whom
        -------------------
     Buyer intends to employ on Closing (the "Selected Employees").
                                              ------------------

          (ii) By no later than 10 days prior to the Closing Date, Buyer shall offer to the Selected Employees employment from and as of the effective time of the consummation of the transactions contemplated under this Agreement, which employment offer shall be contingent upon no other event than the consummation of the Closing. Each Selected Employee shall be offered employment with Buyer at a position similar to such person's current position with the respective Sellers, and with compensation and benefits reasonably comparable to such person's current compensation and benefits from the respective Sellers (it being understood that Buyer shall not be required to offer any stock-based or 401(k) benefits). Each Selected Employee shall be given the right to accept such offer at any time prior to the Closing Date.

          (iii) On the Closing Date, Buyer shall give Sellers a list in writing of those Selected Employees, and any other Employees of any Seller, who shall have accepted Buyer's offer of employment (collectively, the "Transferred Employees"). Buyer shall be responsible for Vacation Benefits
      ---------------------
     (as hereinafter defined) on the Closing Date in respect of the Transferred Employees. Further, Buyer shall be responsible for Vacation Benefits on the Closing Date in respect of any Selected Employee to whom Buyer did not extend prior to the Closing Date an offer of employment in compliance with the requirements of Section 1.3(a)(ii) above (the "De-Selected Employees").
                         ------------------             ---------------------
     Notwithstanding the preceding sentence, with respect to Selected Employees who are located at the Kenwood Lease facility, Buyer shall make offers (prior to the Closing) in accordance with Section 1.3(a)(ii) to no less
                                               ------------------
     than 50 of those Selected Employees. "Vacation Benefits" means accrued and
                                           -----------------
     unpaid vacation earned by any Employee up to and including the Closing Date while employed by Sellers.

          (iv) If at any time within 90 days following the Closing Date, any Employee who (A) was not a Selected Employee, and (B) was not a Transferred
                                                   ---
     Employee, becomes an employee of Buyer or an affiliate of Buyer (a "Post-
                                                                         -----
     Closing Hire"), Buyer shall immediately give written notice thereof to
     ------------
     Sellers, and shall reimburse to Sellers, by no later than 2 Business Days (as hereinafter defined) following Sellers' demand therefor, any Vacation Benefits satisfied by Sellers on or after the Closing Date with respect to such Post-Closing Hire. The term "Business Day" as used herein means any
                                       ------------
     day other than a Saturday, a Sunday or any other day on which banks in the State of California are authorized or required to be closed.

          (v) If a Selected Employee who did not accept Buyer's offer of employment (which offer was made in compliance with the requirements of
     Section 1.3(a)(ii) above) as of the Closing (i.e., the Employee was not a
     ------------------
     Transferred Employee) but subsequent to the Closing becomes employed by Buyer, Buyer shall not be responsible for Vacation Benefits for such person.

          (vi) For a period of 60 days following the Closing Date, Buyer shall not cause any of the Transferred Employees or Post-Closing Hires to suffer "employment loss" for purposes of the Worker Adjustment and Retraining and Notification Act, 29 U.S.C. (S) 2101 et seq. (the "WARN Act") and
                                          -- ---        --------
     regulations promulgated thereunder, if such employment loss could create any WARN Act related liabilities for any Seller.

          (vii)  Other than as specifically described in Section 1.3 and this
                                                         -----------
     Section 1.3(a), Buyer shall not be responsible for any other liabilities or
     --------------
     obligations of the Sellers to any Employees.

          (b)    Cure of Defaults. Set forth on Schedule 1.3(b) attached hereto
                 ----------------               ---------------
     is a list of the amounts and other consideration which, to the actual knowledge of Miles Stover, Matthews's Chief Operating Officer, are required as of the date hereof to cure any default on the part of Sellers under the Assigned Contracts. The term "Cure Finding" as used herein shall mean a
                                   ------------
     finding by the Court that the only amounts and consideration required to cure any Seller defaults under the Assigned Contracts are as set forth on
     Schedule 1.3(b). In the event the Sale Order (as hereinafter defined) does
     ---------------
     not include the Cure Finding, Buyer shall have the right to exclude from the Purchased Assets and the Assumed Liabilities any and all of the Assigned Contracts. Buyer shall exercise its right of excluding Assigned Contracts by giving written notice to Sellers, on or before the 3rd Business Day preceding the Closing Date, specifying the particular Assigned Contract to be excluded from the transactions contemplated hereby. Failure of Buyer to timely deliver such written notice shall be construed as Buyer's election to have all Assigned Contracts included in the Purchased Assets and the Assumed Liabilities. On the Closing Date, Buyer shall be responsible for tendering, to parties under the Assigned Contracts which have not been excluded pursuant to the preceding provisions of this Section
                                                                         -------
     1.3(b), the consideration necessary to cure any such defaults, even if such
     ------
     consideration exceeds the amounts and consideration set forth on Schedule
                                                                      --------
     1.3(b). Buyer agrees that Buyer's sole recourse in the event the Sale Order
     ------
     does not include the Cure Finding is to exclude (some or all of) the Assigned Contracts and, following the Closing, whether or not the Sale Order shall have included the Cure Finding, Buyer shall have sole responsibility for the Assigned Contracts (if not so excluded), the Additional Truck Leases (subject to the provisions of Section 5.13), and
                                                           ------------
     all the Assumed Liabilities associated therewith (even if such Assumed Liabilities exceed the amount set forth on Schedule 1.3(b)), as set forth
                                                ---------------
     above in Section 1.3 and this Section 1.3(b). There shall be no reduction
              -----------          --------------
     of the Purchase Price due to the exclusion of one or more Assigned
     Contracts.

          1.4    Nonassignability of Assets. This Agreement shall not constitute
                 --------------------------
     an agreement to sell, assign, transfer or convey any asset if such sale, assignment, transfer or conveyance is prohibited by any applicable Law or would require the consent, approval, license, permit, order, or authorization ("Consent") of any Governmental Entity or other person. If
                     -------
     such Consent is not obtained prior to Closing, the Closing shall proceed without the sale, assignment, transfer or conveyance of such asset; provided, however, if such failure causes a failure of any of the conditions to Buyer's obligations as set forth in Article VI hereof, the
                                                       ----------
     Closing shall proceed only if Buyer shall waive such condition, in its sole discretion. In the event that the Closing proceeds without the sale, assignment, transfer or conveyance of any such asset, then following the Closing, the parties shall use their reasonable best efforts, and cooperate with each other, to obtain promptly such Consents; provided, however, that neither the Sellers, on the one hand, nor Buyer, on the other hand, shall be required to pay any consideration for such Consent other than filing, recordation or similar fees which shall be paid by the party who is required by applicable Law or course of dealing to do so. Pending receipt of such Consent, the parties shall cooperate with each other in any mutually agreeable, reasonable and lawful arrangements designed to provide to Buyer the benefits of use of such asset and to the applicable Sellers the benefits, including any indemnities, that they would have obtained had the asset been conveyed to Buyer at the Closing. Once Consent for the sale, assignment, transfer or conveyance of any such asset not sold, assigned, transferred or conveyed at the Closing is obtained, the applicable Sellers shall sell, assign, transfer and convey such asset to Buyer at no additional cost to Buyer. To the extent that any such asset cannot be provided to Buyer, following the Closing pursuant to this Section 1.4, Buyer and the applicable Sellers
                              -----------
     shall enter into such arrangements (including subleasing, sublicensing or subcontracting) to provide to the parties the economic and operational equivalent, to the extent permitted, of obtaining such Consent and the performance by Buyer of the obligations thereunder. The applicable Sellers shall hold in trust for and pay to Buyer, promptly upon receipt thereof, all income, proceeds and other monies received by such Sellers in connection with their use of any asset (net of the net Tax and any other costs imposed upon such Sellers) in connection with the arrangements under this Section 1.4 and Buyer shall indemnify the Sellers for the net Tax and any other costs imposed upon the Sellers in connection with Buyer's use of any such asset. Notwithstanding the foregoing, to the extent the Bankruptcy Code supercedes any requirement for a Consent then such Consent shall not be required hereunder and this Section 1.4 shall not apply in respect of such Consent.

          1.5    [Reserved]

          1.6    Deposit. Concurrent with the execution of this Agreement, Buyer
                 -------
     is depositing the amount of $1,250,000 into a segregated interest bearing bank account of Matthews at City National Bank, with Miles Stover, the Chief Operating Officer of Matthews being the sole signatory thereunder (the "Deposit Account"). In the event the Bidding Procedures Order (as
           ---------------
     hereinafter defined) provides that potential bidders may make a deposit of less than $1,000,000, then within 1 Business Day following the entry of the Bidding Procedures Order, the Sellers shall release from the Deposit Account to Buyer the difference between the amount then held in the Deposit Account and the (lower) deposit amount allowed in the Bidding Procedures Order to potential bidders. The amount held in the Deposit Account (the "Deposit") shall be credited against the Purchase Price, returned to Buyer,
      -------
     or retained by the Sellers, in accordance with the terms of this Agreement.

                                  ARTICLE II

                                  THE CLOSING

     2.1  The Closing.  The closing (the "Closing") of the transactions provided
          -----------                     -------
for in this Agreement shall be held at the offices of Holland & Knight LLP in the City of Los Angeles (unless the parties hereto otherwise agree in writing) on the Closing Date.

     2.2  Closing Date.  The Closing shall be held on the earlier of January 29,
          ------------
2001 or 5 Business Days after the conditions set forth in Article VI shall have
                                                          ----------
been satisfied or waived, or on such other date as the parties hereto agree in writing (the "Closing Date").
              ------------

     2.3  Purchase Price Payment and Deliveries. As reflected in Section 2.4, on
          -------------------------------------                  -----------
Closing, Buyer will deliver, or cause to be delivered, to the Sellers: (a) a payment, by a wire transfer to Sellers' bank account designated in writing by the Sellers (such designation to be made at least 2 Business Days prior to the Closing Date) in immediately available funds, in the amount of $13,000,000 less the amount of the Deposit (the "Cash Payment"); and (b) one or more promissory
                                ------------
notes (the "Notes"), the aggregate principal amount of which shall equal
            -----
$4,000,000. The Notes shall be issued in such number and in denominations (of $500,000 or more) as requested by the Sellers (such request to be made at least 3 Business Days prior to the Closing Date) and shall be fully assignable by any Seller, in whole, or in part (and if assigned in part then in no event in increments of less than $500,000), at any time without the consent of Buyer to
(a) any lender, or agent for the lenders, under the Chase Loan Agreement, (b) any one or more Sellers, (c) any financial institution, or any hedge fund, venture fund or similar investment fund, or (d) an agent appointed pursuant to
Section 2.6 below (each a "Permitted Transferee").  Any assignment of all or a
-----------                --------------------
portion of a Note to any person not qualifying as a Permitted Transferee shall be subject to Buyer's prior written consent, which consent shall not be unreasonably withheld or delayed (it being understood that Buyer's withholding of consent to the proposed transfer to a competitor of Buyer is reasonable, unless such competitor shall agree to forego all rights to receive non-public information regarding Buyer). The Notes shall be in the form attached hereto as Exhibit A. In connection with any such assignment, Buyer upon request shall
---------
promptly issue one or more replacement notes to evidence such assignment (so long as the principal amounts of the replacement Notes do not exceed, in the aggregate, the outstanding principal amount of the surrendered Note). In the event that on or prior to the Closing Date, Buyer shall obtain, from a third-party lender who is not affiliated with Buyer, financing that makes available to Buyer loan funds in cash in excess of $10,000,000, then the Cash Payment due from Buyer on Closing shall increase by an amount equal to such available loan funds that are in excess of $10,000,000 (the "Additional Financing Amount") and
                                              ---------------------------
the aggregate principal
amount of the Notes to be delivered by Buyer on Closing shall be reduced by the Additional Financing Amount. In determining the amount of financing obtained by Buyer for purposes of the preceding sentence, Buyer shall have the right to exclude up to $4,000,000 of financing which will function as a factoring line for Buyer's accounts receivable after the Closing.

     2.4  Closing Deliveries.
          ------------------

     (a)  Deliveries by Buyer.  At the Closing, Buyer will execute, if
          -------------------
applicable, deliver, or cause to be delivered, to the Sellers:

          (i)    The Cash Payment, subject to increase pursuant to the terms of
     Section 2.3;
     -----------

          (ii)   [Reserved];

          (iii)  The Notes, subject to reduction pursuant to the terms of
     Section 2.3;
     -----------

          (iv) all such executed agreements and other instruments as may be reasonably required by the Sellers for the effective assumption by Buyer of the Assumed Liabilities and the Assigned Contracts (including evidence reasonably satisfactory to the Sellers that Buyer has tendered the amounts necessary to cure defaults under the Assigned Contracts as required by
     Section 1.3(b)), together with such instruments and certificates as may be
     --------------
     reasonably required by the Sellers to carry out the parties' intent under this Agreement;

          (v)    The Guaranty in the form attached hereto as Exhibit B (the
                                                             ---------
     "Guaranty"), which shall be duly executed on behalf of RP Holdings, Inc.,
      --------
     Jules & Associates, Inc. and CDM Interactive, Inc. (each, a "Guarantor" and
                                                                  ---------
     collectively, the "Guarantors");
                        ----------

          (vi)   The Security Agreement in the form attached hereto as Exhibit C
                                                                       ---------
     (the "Security Agreement"), to grant to the Sellers a security interest in
           ------------------
     Buyer's existing and after-acquired assets;

          (vii) The subordination agreement in substantially the form attached hereto as Exhibit D (the "Subordination Agreement"), which shall be duly
               ---------       -----------------------
     executed by Sanwa Bank California, provided that if the Note amount is decreased and the Cash Payment is increased pursuant to Section 2.3, then
                                                             -----------
     the Note amount stated in the Subordination Agreement shall be accordingly reduced;

          (viii) Such financing statements and other instruments (including such assignments of trademarks in a form recordable with the U.S. Patent and Trademark Office) as may be reasonably required by the

     Sellers to permit the Sellers to perfect the security interest granted under the Security Agreement;

          (ix) A list of the Transferred Employees and De-Selected Employees, together with the amount of the Vacation Benefits for the Transferred Employees and De-Selected Employees, in the form of Buyer's check payable to Matthews;

          (x) a certificate executed by Buyer's duly authorized officer, certifying to the matters set forth in Sections 6.2(c) and 6.2(d) hereof;
                                            ---------------     ------

          (xi) a certificate of a duly authorized officer of Buyer, certifying to the due authorization of the transactions contemplated hereby by Buyer; and

          (xii) all other documents, instruments and writings to be delivered by Buyer at or prior to the Closing pursuant to this Agreement.

     (b)  Sellers' Deliveries.  At the Closing, the Sellers will execute, if
          -------------------
applicable, deliver, or cause to be delivered, to Buyer:

          (i) all appropriate bills of sale, assignments (including such assignments of trademarks in a form recordable with the U.S. Patent and Trademark Office) and other transfer documents as may be reasonably required by Buyer to validly transfer title to the Purchased Assets to Buyer, together with such instruments and certificates as may be reasonably required by Buyer to carry out the parties' intent under this Agreement;

          (ii)   [Reserved];

          (iii)  the Security Agreement;

          (iv) the Subordination Agreement, provided that if the Note amount is decreased and the Cash Payment is increased pursuant to Section 2.3,
                                                                -----------
     then the Note amount stated in the Subordination Agreement shall be accordingly reduced;

          (v) a statement of the Vacation Benefits amount due to the Transferred Employees and the De-Selected Employees;

          (vi) certificates executed by the respective Sellers' duly authorized officer, certifying to the matters set forth in Sections 6.1(b)
                                                                --------------
     and (c) hereof;
          -

          (vii) certificates of the respective Subsidiaries' duly authorized officer, certifying to the due authorization of the transactions contemplated hereby by the respective Subsidiaries, and a certificate of Matthews' duly authorized officer, certifying to the due authorization of the transactions contemplated hereby by Matthews;

          (viii) a certified copy of the Sale Order;

          (ix) certificates of title (for Purchased Assets) that are in Sellers' possession; and

          (x) all other documents, instruments and writings to be delivered by the Sellers at or prior to the Closing pursuant to this Agreement.

     2.5  Benefit; Risk of Loss.  Upon consummation of the Closing, Buyer will
          ---------------------
receive the benefits of the Purchased Assets and accrue the obligations of the Assumed Liabilities (including the Assigned Contracts, from and after 12:01 a.m. on the Closing Date and as of such time, the risk of loss of the Purchased Assets shall be deemed transferred from the Sellers to Buyer.

     2.6  Agent for Note Holders. During such time that there is more than one
          ----------------------
Note and the holders of the Notes include parties other than the Sellers, the
     ---
Note holders shall appoint an administrative and collateral agent to act for the Note holders in connection with the enforcement of rights and the collection of payment under the Notes, and in connection with the enforcement of rights and the collection of information under the Guaranty and the Security Agreement, with such agent to be selected by the Note holders pursuant to the approval of holders of more than 50% of the aggregate then outstanding principal under the Notes, or such higher percentage as may be agreed to by the Note holders. Such agent shall take actions in respect of the Notes and the Security Agreement pursuant to the direction of holders of more than 50% of the aggregate then outstanding principal under the Notes, or such higher percentage as may be agreed to by the Note holders.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     3.1  Representations and Warranties by Buyer.  Buyer represents and
          ---------------------------------------
warrants to, and agrees with, the Sellers as follows:

     (a)  Organization, etc.  Buyer is a limited liability company, validly
          -----------------
existing and in good standing under the laws of the State of California, with full power and authority to own all of its property and assets and to carry on its business as it is now being conducted. Buyer is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property makes such qualification necessary.

     (b)  Authority Relative to Agreement.  Buyer has the limited liability
          -------------------------------
company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action or proceedings. This Agreement has been duly executed and delivered by Buyer and constitute valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms, except as such enforceability is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally. On the Closing Date, the Notes, the Security Agreement, the Guaranty and the other documents and instruments to be delivered by Buyer on Closing shall be duly executed and delivered by Buyer or the Guarantors, as applicable, and shall constitute valid and binding agreements of Buyer or the Guarantors, as applicable, enforceable in accordance with their respective terms, except as such enforceability is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

     (c)  Non-Contravention.  The execution and delivery of this Agreement by
          -----------------
Buyer do not, and the consummation by Buyer of the transactions contemplated hereby will not, violate any provision of its charter documents, or violate, or result with the giving of notice or the lapse of time or both in a violation of, any provision of any mortgage, lien, lease, agreement, license, instrument, law, ordinance, regulation, order, arbitration award, judgment or decree to which Buyer or any of its properties or assets (real, personal or mixed, tangible or intangible) are bound.

     (d)  Consents, etc.  As of the Closing Date, Buyer shall have obtained all
          -------------
Consents of any Governmental Entity or other person necessary for Buyer's execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. Buyer's representation and warranty set forth in the preceding sentence is based in part on the representation and warranty of the Sellers made in Section 3.2(d) hereof. Buyer is the "ultimate parent entity"
                    --------------
of Buyer within the meaning of Section 801.1(a)(3) of the Rules of the Federal
                               -------------------
Trade Commission promulgated under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Rules"), and Buyer does not have "annual net
                              ---------
sales" or "total assets," measured in accordance with Section 801.11 of the HSR Rules, in excess of U.S.$100,000,000.

     (e)  AS IS Sale.  Buyer acknowledges that as of the date hereof, Buyer has
          ----------
become intimately familiar with the assets, liabilities and operations of the Sellers. Specifically, Buyer acknowledges that one of its principals, Carlos D. DeMattos, is the Chief Executive Officer of Matthews, and another of its principals, Anil Sharma, until recently was the President and Chief Financial Officer of Matthews. Buyer understands that except as specifically set forth in this Agreement, none of the Sellers is or will be making any representation or warranty, express or implied, and that the Purchased Assets, the Assumed Liabilities and the businesses being transferred to Buyer are to be conveyed hereunder "AS IS, WHERE IS" on the Closing Date, and in their then present condition. In entering into this Agreement, Buyer is relying upon Buyer's own due diligence investigation and examination of the Purchased Assets and the Assumed Liabilities, which investigation and examination have been completed to Buyer's satisfaction as of the date hereof. In any event, except as otherwise
                                                          -------------------
expressly set forth in this Agreement, the Sellers are not making any warranty
-------------------------------------
of merchantability, suitability or fitness for a particular purpose or quality, with respect to any of the tangible Purchased Assets being transferred, or as to the condition or workmanship thereof or the absence of any defects therein, whether latent or patent. Without limiting the generality of the foregoing, except as otherwise expressly set forth in this Agreement, Buyer understands the Sellers are not warranting or guaranteeing:

          (i)  the collectability of the Subsidiaries' accounts receivable; or

          (ii) that all, and not less than all, of the tangible Purchased Assets described in Section 1.2(a)(i), (ii) or (iii), or Section 1.2(b)(iii) or
                  -----------------  ----    -----     -------------------
     (iv), are in the possession of or under the control of one or more Sellers
     ----
     as of the date hereof or as of the Closing Date, or that some or all of such items will not have become missing or damaged prior to the Closing Date.

Further, Buyer acknowledges and agrees that, with respect to Section 3.2(e),
                                                             --------------
Sellers are not obligated to conduct any other interview of the Managers (as hereinafter defined) in addition to the interview conducted on November 6, 2000, provided the representations and warranties set forth in Section 3.2(e) reflect
                                                         --------------
the ACTUAL knowledge of Miles Stover as of the date of this Agreement.

     (f)  Financial Condition.  Buyer has sufficient cash and/or committed
          -------------------
credit facilities to pay the Cash Payment and to make all necessary payments of fees and expenses in connection with the transactions contemplated under this Agreement. As of the Closing, Buyer shall have notified the Sellers if Buyer has obtained any financing that would require the Cash Payment to be increased by the Additional Financing Amount pursuant to the terms of Section 2.3. In
                                                         -----------
addition, Buyer (i) is financially solvent, (ii) has the financial capability to consummate and perform the transactions contemplated by this Agreement, and
(iii) has the financial capability to duly and timely perform and discharge all Assumed Liabilities. Each Guarantor is financially solvent, and has the financial capability to perform and discharge its obligations under the Guaranty, including, specifically, its obligations to perform and discharge (subject to the limitations set forth therein) the other Guarantors' obligations under the Guaranty in view of the joint and several nature of the Guarantors' obligations under the Guaranty.

     3.2  Representations and Warranties by Sellers.  The Sellers jointly and
          -----------------------------------------
severally represent and warrant to, and agree with, Buyer as follows:

     (a)  Organization.  Each Seller is a limited liability company or
          ------------
corporation duly organized, validly existing and in good standing under the laws of the state of its organization or incorporation, as applicable, with full limited liability company or corporate (as applicable) power and authority to own all of its properties and assets and to carry on its business as it is now being conducted.

     (b)  Authority Relative to Agreement.  Subject to approval of the Court,
          -------------------------------
each Seller has the limited liability company or corporate (as applicable) power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. As of the Closing, the execution and delivery by each Seller of this Agreement and the consummation by such Seller of the transactions contemplated hereby will have been duly authorized by all necessary limited liability company or corporate (as applicable) action or proceeding. This Agreement has been duly executed and delivered by each Seller and constitute valid and binding agreements of such Seller, enforceable in accordance with their respective terms, except as such enforceability is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

     (c)  Non-Contravention.  The consummation of the transactions contemplated
          -----------------
hereby will not violate any provision of the respective charter documents of the Sellers.

     (d)  Consents, etc. As of the Closing Date, each Seller shall have obtained
          -------------
all Consents of any Governmental Entity necessary for such Seller's execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. The Sellers' representation and warranty set forth in the preceding sentence is based in part on the representation and warranty of Buyer made in Section 3.1(d) hereof. With respect to each Seller, Matthews is its
        --------------
"ultimate parent entity" within the meaning of the HSR Rules. Matthews does not have "annual net sales" or "total assets," measured in accordance with Section
801.11 of the HSR Rules, in excess of U.S.$100,000,000.

     (e)  Knowledge Representations. The representations made below are limited
          -------------------------
to the Sellers' Knowledge (as hereinafter defined). The term "Knowledge" and
                                                              ---------
words of similar import (such as "Known") means the ACTUAL knowledge of Miles Stover following Stover's interview of Carly Barber, William Kanne, Jeff Pentek, and Richard Williams (the "Managers") of the matters set forth in this Section
                           --------                                    -------
3.2(e).
------

          (i)  Conduct of Business --

          (A) Since September 1, 2000, the business of each Seller has been conducted in the ordinary course of business, except due to restrictions imposed on the Sellers by the Court, the Bankruptcy Code and the rules promulgated or adopted under the Bankruptcy Code and except as set forth on
     Schedule 3.2(e)(ii)(B) attached hereto.
     ----------------------

          (B) Since September 1, 2000, there has not been any material adverse change affecting the Purchased Assets, including, without limitation, any change in the billing or collection practices of Sellers, except to the extent caused by or related to Sellers being debtors in possession under the Bankruptcy Code, such as the financial distress generally experienced by debtors in possession and such changes in billing and collection practices necessitated thereby.

          (C) Since August 1, 2000, there has not been any damage, destruction or loss, exceeding $130,000 in the aggregate, whether or not covered by insurance, affecting any of the tangible Purchased Assets, other than normal wear and tear.

          (D) Since September 1, 2000, except for a one-time bonus plan covering certain employees of Sellers, there has not been any increase in the compensation payable or to become payable by the Sellers to any of their respective employees, or any bonus payment or material arrangement made to or with any of them, which is material in any one case, or in the aggregate.

          (E) Since September 1, 2000, there has not been any mortgage, pledge or subjection to any lien, charge, or encumbrance of any kind of any of the Purchased Assets, other than those Liens of which the Purchased Assets will be sold free and clear pursuant to the Sale Order.

          (F) Since September 1, 2000, there has not been any sale, assignment, license or transfer by Sellers of any trademarks, trade names, copyrights, licenses, computer software programs or other intangible assets used in connection with the use of the Purchased Assets (other than the sale described herein to E.F. Nettmann & Associates, Inc.).

          (G) Since August 1, 2000, there has not been any write-down of the value of any inventory, or write-off as uncollectible any notes or accounts receivable or any portion thereof, except for write-downs and write-offs made in the ordinary course of business, consistent with past practice.

            (H) Since September 1, 2000, there has not been any amendment or termination of any Assigned Contract other than in the ordinary course of business or as disclosed on Schedule 1.2(a)(iv) or Schedule 1.2(b)(vii),.
                                 -------------------    --------------------

     (ii)   Title --

            (A) Sellers have good, marketable and exclusive title to and undisputed possession (subject to the rental by Sellers of rental inventory in the ordinary course of business) of all of their respective real and tangible personal property and improvements included among the Purchased Assets, and subject to the obtaining of the Sale Order, free and clear of all claims (including claims of taxing authorities), liens and encumbrances, including those of taxing authorities (collectively, "Liens").
      -----
            (B)  Except as set forth on Schedule 3.2(e)(ii)(B) attached hereto,
                                        ----------------------
     all of the tangible personal property and improvements included among the Purchased Assets are in good condition, ordinary wear and tear excepted (it being understood that the term "ordinary" is to take into account the manner in which the rental inventory is customarily used in the Subsidiaries' industries), and are otherwise in such condition and repair so that Sellers can use such Purchased Assets in accordance with all applicable federal and state laws.

            (C) The real and tangible personal property and improvements included among the Purchased Assets that are of an insurable character are and will be insured through the Closing Date in amounts adequate to replace or repair any casualty or other physical loss to any of such Purchased Assets.

            (D) Since August 1, 2000, no equipment or other tangible assets used in the operations of the Subsidiaries' business have been removed from the Subsidiaries' business, except in the ordinary course of business, and except in connection with the closure of HDI's Kentucky facility. Since August 1, 2000, no tangible Matthews Purchased Assets have been removed from Matthews's business, except in the ordinary course of business.

     (iii) Sellers have given Buyer complete access to all copies of all written contracts, leases, agreements and other commitments which are Known to Sellers to constitute or evidence the Assigned Contracts. Except as set forth on
Schedule 3.2(e)(iii) attached hereto, the Assigned Contracts are not subject to
--------------------
any oral agreements, modifications, addenda or other understandings of any kind or nature. There are no defaults on the part of the respective Sellers under the Assigned Contracts other than as disclosed in Schedule 1.3(b), and no default exists on the part of any other
             ---------------
party to the Assigned Contracts, other than as disclosed in the schedules to this Agreement.

     (iv)   Schedule 3.2(e)(iv) sets forth a description of all employee benefit
            -------------------
programs and plans maintained with respect to the employees of the Sellers, including, but not limited to, group health and accident coverage and vacation and sick pay policies, and all contracts and understandings with employees, whether written or oral. All such programs, plans, contracts and understandings are in full force and effect without default. As of the Closing, Sellers will have no severance pay or employee benefit obligations of any nature to its employees other than pursuant to those policies, programs and plans described in
Schedule 3.2(e)(iv). Since April 7, 2000, Sellers are not subject to assessment
-------------------
or imposition of any liability or penalty arising under the Employment Retirement Income Security Act of 1974 or the related provisions of the Internal Revenue Code of 1986 and have not acted or failed to act in a manner that would give rise to any such liability or penalty.

     (v) Sellers have not received any notice that the conduct of any of the Subsidiaries' businesses has resulted in an alleged infringement or unlawful or improper use of any copyrights, trademarks, trade names, domain names, websites, patents or other similar rights owned or alleged to be owned by others, except as set forth on Schedule 3.2(e)(v). No partner, officer or employee of Sellers
                -----------------
has any interest in any of the copyrights, trademarks, trade names, domain names, websites, patents or other similar rights included in the Purchased Assets. Sellers have not granted any outstanding licenses or other rights to any of the copyrights, trademarks, trade names, domain names, websites, patents or other similar rights included in the Purchased Assets, and Sellers have no Knowledge of any infringement by any third party of any such asset or right.

     (vi)   Environmental --

            Except as set forth on Schedule 3.2(e)(vi) attached hereto and
                                   -------------------
     except as disclosed to Chris Amantea, Esq., Buyer's attorney, during a telephone conversation on November 6, 2000 (the "Interview Disclosure"),
                                                      --------------------
     no Hazardous Substances (as defined below) have been:

               (1) disposed of or otherwise released from any of the Sellers' facilities located at 3111 North Kenwood Street, Burbank, California and 9100-C Perimeter Woods Drive,

            Charlotte, North Carolina (collectively, the "Business Properties"
                                                          -------------------
            and individually, a "Business Property") by Sellers or any other
                                 -----------------
            person; or

               (2) are present on, over, beneath, in or upon a Business Property or any portion thereof, or in any items of equipment or other personal property located thereon or upon any adjacent parcels of real estate. No prior use by any Seller or any prior occupant or owner of any Business Property, or any other person, has occurred on any Business Property which violates any "Applicable Environmental Laws" as defined below. The terms "Hazardous Substance", "release", "solid waste" and "disposal" (or "disposed") each shall have the broadest meanings specified in the Comprehensive Environmental Response Compensation and Liability Act, as amended, the Resource Conservation and recovery Act, as amended, the Toxic Substances Control Act, the Clean Air Act, the Clean Water Act and any other federal, state or local law, ordinance, code, rule, regulation, order or decree relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste or material, as now in effect (the "Applicable Environmental Laws").
                                             -----------------------------

            Except as set forth on Schedule 3.2(e)(vi) attached hereto and
                                   -------------------
     except for the Interview Disclosure, Sellers have not, and do not know of any other person or entity which has stored, treated, recycled, disposed of or otherwise located on or adjacent to a Business Property any Hazardous Substance, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

            Except as set forth on Schedule 3.2(e)(vi) attached hereto and
                                   -------------------
     except for the Interview Disclosure, there has been no litigation, claim or action brought or threatened by or against any Seller, or against any other person or entity, nor any settlement reached of any claim against Seller or any other person or entity, which litigation or claims alleges the presence, disposal, release or threatened release of any Hazardous Substances from the use, operation or ownership of any Business Property.

            Except as set forth on Schedule 3.2(e)(vi) attached hereto and
                                   -------------------
     except for the Interview Disclosure, none of the Business Properties are on any federal or state "Superfund" list or Liability Information System ("CERCLIS") list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related liens.

          (vii) No representation or warranty of Sellers in this Section 3.2(e)
                                                                 --------------
     contains any untrue statement of a material fact, or fails to state a material fact necessary to make the statements contained in this Section
                                                                      -------
     3.2(e), not misleading.
     ------

                                  ARTICLE IV

                     OVERBID AND COURT APPROVAL COVENANTS

     4.1  363 Motion.  Sellers shall file an amended motion (the "363 Motion")
          ----------                                              ----------
to obtain from the Court (a) on an expedited basis, a bidding procedures order (the "Bidding Procedures Order") in form and substance reasonably acceptable to
      ------------------------
Buyer, providing, among other things, for the break-up fee described in Section
                                                                        -------
4.2 below, and sale/auction procedures, including minimum overbid requirements
---
and (b) approval of the transactions contemplated hereby.

     4.2  Break-up Fee; Overbid Requirements.
          ----------------------------------

     (a)  Fee.  The Bidding Procedures Order will provide, among other things,
          ---
that, provided that Buyer otherwise was ready, willing and able to timely close the transactions contemplated hereunder (including, but not limited to, Buyer's ability to deliver the Guaranty), in the event all or any of the Purchased Assets are sold to a third party and Buyer did not default on its obligations under this Agreement, Buyer will be entitled to a break-up fee of $400,000 (the "Break-Up Fee"), which obligation shall constitute an allowed claim against
 ------------
Sellers under Sections 503 and 507(a) of the Bankruptcy Code. Such amount will be paid to Buyer on the earlier of (a) the consummation of one or more transactions involving the sale of all or any of the Purchased Assets (such amount to be paid out of and from the proceeds of such sale) or (b) the confirmation of a plan of reorganization for the Sellers. The Break-Up Fee when paid will satisfy in full any obligations of the Sellers or their affiliates to Buyer in connection with the transactions contemplated hereby.

     (b)  Overbid.  In addition, the Bidding Procedures Order will provide
          -------
minimum overbid requirements of (i) $400,000 over $17,000,000 for the initial bid and (ii) $100,000 over the then-highest bid for any additional bids. The Bidding Procedures Order also will provide that, for the purpose of determining which bid is the highest and best offer, an amount equal to the Break-Up Fee shall be added to Buyer's bid. Other auction requirements to be reasonably approved by Buyer in advance of the filing of the 363 Motion shall include requirements regarding the ability of any potential bidders to consummate an alternative transaction, the nonexistence of financing and due diligence conditions and the requirement that all competing bids be on terms and conditions substantially similar to the terms and conditions set forth in this Agreement.

     4.3  Court Approval.  Buyer's and Sellers' obligations to consummate the
          --------------
Closing will be conditioned upon (a) the entry by the Court of an order (the "Sale Order") reasonably acceptable to Buyer approving the transactions
 ----------
contemplated hereby and the terms and conditions of this Agreement and the exhibits attached hereto (including the assumption and assignment of the Assigned Contracts and the Additional Truck Leases upon the payment by Buyer of amounts determined by the Court to be necessary to cure any and all defaults under the Assigned Contracts), finding that (i) notice of the hearing concerning approval of the transactions contemplated hereunder was given in accordance with the Bankruptcy Code and constitutes such notice as is appropriate under the particular circumstances under the Bankruptcy Code and in accordance with any other applicable Law, and (ii) that the Sellers have the legal right and capacity to convey all the respective right, title and interest of the Sellers in and to the Purchased Assets and that Buyer is a good faith Buyer entitled to the protections afforded by Bankruptcy Code Section 363(m), providing for the sale of the Purchased Assets free and clear of all Liens, other than the Assumed Liabilities and any other liabilities assumed by Buyer under this Agreement, with such Liens to attach to the consideration to be received by the Sellers in the same priority and subject to the same defenses and avoidability, if any, as before the Closing, and (b) the passage of 11 days without any stay of the Sale Order or any injunction against the performance of the parties' obligations hereunder; provided that Buyer and the Sellers may jointly elect to waive the condition specified in this Section 4.3(b) and proceed to the Closing before the
                            --------------
passage of 11 days.

     4.4  Cooperation.  Buyer shall reasonably cooperate with the Sellers in
          -----------
furnishing to the Court evidence of adequate assurance by Buyer of its future performance under the Assigned Contracts and the Additional Truck Leases, and to otherwise perform and discharge the Assumed Liabilities, and evidence that Buyer and the Guarantors otherwise have the financial wherewithal to timely close the transactions contemplated by this Agreement and to perform their obligations under the Notes and the Guaranty, as applicable. In addition, Buyer shall reasonably cooperate with the Sellers in the Sellers' efforts to obtain the approval of the Bidding Procedures Order and the Sale Order, and Buyer shall cause any of Buyer's principals or affiliates who comprise (or who at any time within the last year comprised) senior management of one or more Sellers, to reasonably cooperate in enabling any and all overbidders to receive information regarding the Sellers' businesses. Upon Buyer's request, the Sellers will use reasonable best efforts to keep financial information of Buyer and Guarantors confidential and request from the Court that any hearings concerning same be heard in camera.

                                   ARTICLE V

                      ADDITIONAL COVENANTS AND AGREEMENTS

     5.1  Operation in the Ordinary Course of Business.  Except as contemplated
          --------------------------------------------
by this Agreement, during the period from the date hereof to the Closing Date, each Subsidiary will conduct its business according to the ordinary and usual course of business consistent with past practice, but in any event subject to the supervision of Matthews, consistent with Matthews' policies and subject to the restrictions imposed upon the Sellers by the Court, the Bankruptcy Code, the rules promulgated or adopted under the Bankruptcy Code, and other applicable Laws. Specifically, Buyer agrees that none of the Subsidiaries shall incur or expend an amount of any consequence without the prior approval of the Chief Operating Officer of Matthews. In addition, Sellers hereby covenant that during the time frame beginning on the date of execution of this Agreement through the Closing Date:

     (a)  Access.  Buyer and its authorized representatives, upon reasonable
          ------
prior notice to Sellers, shall have reasonable access during normal business hours to the Subsidiaries' businesses and to the Sellers' employees and may examine all operations, equipment, properties and other assets, logs, books, relevant records, contracts and documents of the Sellers pertinent to the Purchased Assets; provided, that in each instance, mutually satisfactory arrangements shall be made in advance in order to avoid interruption and interference with Sellers' operation of their businesses.

     (b)  Operations in the Regular Course.  Until the Closing, Sellers shall:
          --------------------------------

          (i) except as otherwise required, authorized or restricted pursuant to an order of the Court (including without limitation orders pertaining to the use of cash collateral (the "Cash Collateral Order") and Sellers'
                                      ---------------------
     debtor-in-possession financing (the "DIP Financing Order")), pay all
                                          -------------------
     Sellers' post-petition obligations in a timely manner;

          (ii) exercise reasonable best efforts to maintain the integrity and reputation of the Purchased Assets;

          (iii) except in the ordinary course of business and as required to maintain the Purchased Assets, and except for the Additional Truck Leases, refrain from making any additions, alterations or other changes to any tangible Purchased Asset in excess of $10,000 per item unless Sellers shall have received the consent thereto of Buyer;

          (iv) keep their books and accounts, records and files in the ordinary course of business consistent with past practices;

          (v) provide to Buyer, promptly upon receipt thereof by Sellers, a copy of any notice from any governmental authority of the revocation, suspension or limitation of the rights under, or of any proceeding for the revocation, suspension or limitation of the rights under (or that such authority intends in the future, to revoke, suspend or limit the rights under) any material license; and

          (vi) promptly notify Buyer in writing upon learning of the institution of any material action against Sellers with respect to the Purchased Assets in any court, or any action against Sellers with respect to the Purchased Assets before any governmental agency, and upon receipt of any administrative or court order relating to the Purchased Assets.

     (c)  Transfers, Termination and Renewals Pending Closing.  Other than in
          ---------------------------------------------------
the ordinary course of business, Sellers shall not sell, transfer, assign, convey, dispose of, mortgage, hypothecate or otherwise encumber any of the Purchased Assets. Sellers shall not amend, terminate or renew any of the Assigned Contracts (other than the Rental Contracts), including any renewal or termination resulting from Sellers' failure to provide, after the date of this Agreement, timely notice of non-renewal or termination as required by the terms of any of the Assigned Contracts (other than the Rental Contracts) unless Sellers shall have furnished prior written notice thereof to Buyer.

     (d)  Maintenance.  To the extent permitted by the Cash Collateral Order,
          -----------
the DIP Financing Order, and other court orders and Laws applicable to the Sellers, Sellers shall, at their sole cost and expense, use their reasonable best efforts to maintain and repair the tangible Purchased Assets so that they remain in the condition they were in on August 1, 2000 (reasonable wear and tear excepted), in a manner consistent with Sellers' past practices.

     (e)  No Default.  Sellers shall not do any act or omit to do any act that
          ----------
would have a material adverse effect on the Purchased Assets.

     (f)  Compliance with Laws. Sellers shall use their reasonable best efforts
          --------------------
comply in all material respects with all applicable Laws as may be required for the valid and effective transfer of the Purchased Assets as contemplated by this Agreement.

     (g)  Further Actions.  Sellers will use their reasonable best efforts to:
          ---------------

          (i) maintain insurance upon all of the tangible Purchased Assets which are of an insurable character insured by financially sound and reputable insurers against such hazards, risks and liabilities in amounts and of such kinds customarily insured against by businesses involved in the ownership and operation of the business; and

          (ii) without the prior written consent of Buyer, not increase the rates of direct or bonus compensation payable or to become payable to any of their employees, except in accordance with the existing terms of contracts entered into or policies in effect prior to the date of this Agreement and except in accordance with the terms of a one-time bonus plan covering certain employees of Sellers.

     5.2  Regulatory Consents, Authorizations, etc.  In addition to the
          ----------------------------------------
provisions of Article IV, each party hereto will use its reasonable best efforts
              ----------
to obtain all Consents of, and make all filings and registrations with, any Governmental Entity or any other person required for or in connection with the consummation of the transactions contemplated hereby and will cooperate fully with the other parties in assisting them to obtain such approvals and to make such filings and registrations. No party hereto will take or omit to take any action for the purpose of delaying, impairing or impeding the receipt of any required consent, authorization, order or approval or the making of any required filing or registration.

     5.3  Expenses.  Each party agrees to pay all of its own fees, costs and
          --------
expenses (including, without limitation, those of advisors, financial advisors, lawyers or accountants) incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated hereby. Nothing in the preceding sentence shall affect any party's rights to obtain collection and litigation costs (including attorneys' fees) pursuant to Section 9.3. In the event a "pre-merger notice"
                             -----------
under the HSR Rules is required for the transactions contemplated hereby, Buyer shall pay for the filing fee required under the HSR Rules. The Sellers represent and warrant that, except for Imperial Capital, LLC, no broker or finder is entitled to any financial advisory, brokerage or finder's fee from the Sellers in connection with the transactions contemplated hereby. The Sellers shall be solely responsible and shall hold Buyer harmless from any claim for any broker's success or similar fee payable to Imperial Capital, LLC with respect to the transaction contemplated by this Agreement. Buyer represents and warrants that no broker or finder is entitled to any financial advisory, brokerage or finder's fee from Buyer in connection with the transactions contemplated hereby. Buyer shall be solely responsible and shall hold the Sellers harmless from any claim for any broker's success or similar fee payable to or claimed by any person due to Buyer's actions with respect to the transactions contemplated by this Agreement.

     5.4  Confidentiality.
          ---------------

     (a)  Prior Agreement.  Prior to the Closing, the parties' confidentiality
          ---------------
and non-use obligations are pursuant to that certain Confidentiality Agreement between Matthews and Raleigh Enterprises, as if the Sellers were Matthews and Buyer were Raleigh Enterprises, and pursuant to Section 5.5. The
                                                -----------
provisions of the Confidentiality Agreement and Section 5.5 shall be read and
                                                -----------
construed together.

     (b)  Sellers' Obligations.  From and after the Closing, the Sellers will
          --------------------
hold in strict confidence, and will not use to the detriment of Buyer any confidential or proprietary information of the Subsidiaries' businesses. Notwithstanding the foregoing, each Seller may disclose such information (i) if such Seller is required to disclose the same pursuant to proceedings before the Court or pursuant to the Bankruptcy Code, (ii) if such Seller is compelled to disclose the same by other judicial or administrative process or by other requirements of Law (but subject to the following provisions of this Section
                                                                     -------
5.4(b)), (iii) if the same hereafter is in the public domain through no fault of
-------
any Seller, or (iv) if the same is later acquired by any Seller from another source and the acquiring Seller is not aware, after due inquiry, that such source is under an obligation to another person to keep such information confidential. If a Seller is requested or required as described in Section
                                                                   -------
5.4(b)(ii) above (by oral questions, interrogatories, requests for information
----------
or documents in legal proceedings, subpoena, civil investigative demand, rule of civil procedure or other similar process) to disclose any such information, such Seller shall provide Buyer with prompt written notice of any such request or requirement so that Buyer may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section. If, in the absence of a protective order or other remedy or the receipt of a waiver by Buyer, such Seller nonetheless, based on the written advice of counsel, is required to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or penalty, such Seller, without liability hereunder, may disclose that portion of such information which such counsel advises such Seller it is legally required to disclose.

     (c)  Buyer's Obligations.  From and after the Closing, Buyer will hold,
          -------------------
and will cause its affiliates to hold, in strict confidence, and will not use to the detriment of any Seller any confidential or proprietary information of the Sellers that is not related to the businesses acquired hereunder. Notwithstanding the foregoing, Buyer or any of Buyer's affiliates (a "Disclosing
                                                                      ----------
Party") may disclose such information (i) if the Disclosing Party is compelled
-----
to disclose the same by judicial or administrative process or by other requirements of Law (but subject to the following provisions of this Section
                                                                     -------
5.4(c)), (ii) if the same hereafter is in the public domain through no fault of
-------
the Disclosing Party, or (iii) if the same is later acquired by the Disclosing Party from another source and the Disclosing Party is not aware, after due inquiry, that such source is under an obligation to another person to keep such information confidential. If the Disclosing Party is requested or required (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand, rule of civil procedure or other similar process) to disclose any such information, the Disclosing Party shall provide the Sellers with prompt written notice of any such request or requirement so that Sellers may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Sellers, the Disclosing Party nonetheless, based on the written advice of counsel, is required to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or penalty, the Disclosing Party, without liability hereunder, may disclose that portion of such information which such counsel advises the Disclosing Party it is legally required to disclose.

     (d)  Litigation.  Nothing in this Section 5.4 shall limit the rights of the
          ----------                   -----------
parties to disclose or use any confidential or proprietary information of the other parties in connection with any legal action arising out of or in connection with this Agreement.

     5.5  Publicity.  Until the Closing Date, each party hereto agrees not to
          ---------
issue any press release or any public statement with respect to the transactions contemplated hereby, except as may be required by Law, in which event such press release or public statement shall be made only after notice to the Sellers or Buyer, as the case may be.

     5.6  Utilities, Rent and Operating Expenses.  Buyer shall bear the cost
          --------------------------------------
of all utilities expenses and operating expenses incurred in the ordinary course of business (including but not limited to rent, telephone, gas and electric expenses) of the Sellers' businesses at the real properties listed on Schedule
                                                                      --------
5.6 attached hereto incurred on and after the Closing Date.  The Sellers shall
---
bear such costs up to but not including the Closing Date. For any such costs which cannot be specifically identified as accruing on a particular date, such costs shall be allocated between Buyer and the Sellers in proportion to the number of days in the relevant billing period.

     5.7  Purchase Price Allocation.
          -------------------------

     (a)  Procedure.  Buyer shall determine, and shall notify the Sellers of
          ---------
same within 15 days following the Closing Date, (i) the amount of the total consideration transferred by Buyer in exchange for the Purchased Assets, which amount will consist of the Purchase Price plus the amount of the Assumed Liabilities, and (ii) the allocation of such total consideration among the Purchased Assets and Assumed Liabilities in accordance with their relative fair market values in the manner required by Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations thereunder and any
                               ----
applicable provisions of any other Law. The Sellers shall notify Buyer of any objection within 30 days following receipt of such allocation. In any event, the allocation shall be agreed to between the parties by no later than 60 days after the Closing Date.

     (b)  Tax Filings.  Buyer and the Sellers agree to act in accordance with
          -----------
the allocations as finally determined pursuant to Section 5.7(a) (including any
                                                  --------------
modification required to reflect any adjustments to the Purchase Price pursuant to Section 1.5) in any relevant Tax returns, including any such Tax returns
   -----------
required to be filed pursuant to Section 1060 of the Code, the regulations promulgated thereunder or any provisions of other Law (including IRS Form 8594), and to cooperate in the preparation of any such Tax returns and to file timely such Tax returns in the manner required by applicable Law.

     5.8  Non-Solicitation.  From the date hereof to the earlier of (a) the
          ----------------
approval of the Bidding Procedures Order or (b) termination of this Agreement pursuant to Section 7.1, the Sellers shall not solicit nor have any discussions
            -----------
or negotiations with any party other than Buyer with respect to the transfer of all or substantially all of the Subsidiaries' businesses. Upon approval of the Bidding Procedures Order, any such solicitation, discussion or negotiation shall be in conformity with the terms of the Bidding Procedures Order. The foregoing shall not be construed to prohibit the Sellers from complying with the requirements of the Bankruptcy Code.

     5.9  Taxes.  Buyer on the one hand and Sellers on the other hand shall
          -----
pay and be responsible for one-half of all state and local transfer, stamp and sales Taxes due in connection with the transactions contemplated by this Agreement.

     5.10 Post-Closing Records.  From and after the Closing Date, the Sellers
          --------------------
on the one hand and Buyer on the other hand shall afford each other and their respective counsel, accountants and other representatives such access to Records in respect of the Subsidiaries' businesses which, after the Closing, are in the custody or control of the other party and which such party reasonably requires in order to comply with its obligations under Law, including, but not limited to, audits by Tax authorities, or which Buyer reasonably requires to comply with its material obligations under the Assumed Liabilities or the Assigned Contracts and the Additional Truck Leases. Buyer will retain all Records that Buyer may have, if any, relating and material to the operation of the Subsidiaries' businesses and the Purchased Assets prior to the Closing for a period of 1 year after the Closing Date.

     5.11 Customer Payments.  The Sellers on the one hand and Buyer on the other
          -----------------
hand each agree that after the Closing it will hold and will promptly transfer and deliver to the other, from time to time as and when received, any cash, checks with appropriate endorsements (using reasonable best efforts not to convert such checks into cash) or other property that they may receive after the Closing that properly belongs to the other party, including without limitation any insurance proceeds (including proceeds for insurance claims and coverage described in Section 1.2(a)(xii) or Section 1.2(b)(vi)) and will account to the
             -------------------    ------------------
other for all such receipts. From and after the Closing, Buyer shall have the right and authority to endorse without recourse the name of the Subsidiaries on any check or any other evidences of indebtedness received by Buyer on account of the receivables of the Subsidiaries which are Purchased Assets.

     5.12 Names.  From and after the Closing Date, the Sellers and their
          -----
affiliates shall discontinue the use of the Names and the ESS Trademark in any commercial context. Any use for purposes of filings required by applicable Law, including, but not limited to, filings with the Securities and Exchange Commission, or with any court, shall not be a breach of the preceding sentence. In the event the corporate entities comprising the Subsidiaries, or any of them, are sold, the corporate name of each such sold entity shall be modified to exclude all Names therefrom prior to such sale. Further, Sellers shall not transfer any of the Names (other than to Buyer pursuant hereto).

     5.13 Fueling Trucks.  During the period between the date hereof and the
          --------------
Closing Date, HRC (or, on prior notice to Buyer, another Seller) shall have the right to enter into one or more leases with Enterprise Leasing or another equipment lessor to lease up to two fueling trucks for use in the Subsidiaries' businesses (the "Additional Truck Leases"). Provided that (a) the Additional
                 -----------------------
Truck Leases are on commercially reasonable terms, (b) the consent to assignment of such leases to Buyer shall have been obtained, on or prior to the Closing Date, from the lessors thereunder, and (c) Buyer shall have been provided with evidence reasonably satisfactory to Buyer that the lessee under the Additional Truck Leases is not in default under such leases, Buyer shall assume the Additional Truck Leases in accordance with the provisions of Section 1.1 and
                                                             -----------
Section 1.3(b).
--------------

     5.14 Transition Services.  Buyer and Sellers shall provide to each other
          -------------------
those transition services during those time periods following the Closing Date described in Schedule 5.14 hereto.
             -------------

     5.15 Insurance Claim.  For the period of 180 days following the Closing
          ---------------
Date, the Sellers shall use commercially reasonable efforts to submit and prosecute claims under the Sellers' property damage (and NOT liability) insurance policies or insurance contracts for any property damage or loss to any Purchased Assets, on the condition that: (a) Buyer shall provide to the Sellers evidence reasonably acceptable to the Sellers that the property which suffered such damage or loss is a Purchased Asset and that such damage or loss occurred at some time between August 1, 2000 and the Closing Date; (b) the assignment and sale of insurance claims or coverage provided for under Sections 1.2(a)(xii) and
                                                        --------------------
1.2(b)(vi) are not effective to permit Buyer to submit and prosecute such claims
----------
on its own; and (c) Buyer shall provide all staffing and resources (including any reasonable out-of-pocket costs (such as reasonable attorneys' fees) of any Seller) necessary for the submission or prosecution of such claims. Any insurance proceeds received by the Sellers in respect of such claims shall be turned over to Buyer (it being understood that any deductible required under the insurance policy or insurance contract shall be absorbed by Buyer). Further, Buyer acknowledges and agrees that the Sellers shall not have any obligation to turn over any insurance proceeds, or submit any claims, that are not related to property damage coverage.

     5.16 Uninsured Loss.  Following the Closing, the Sellers shall pay to
          --------------
Buyer an amount equal to the actual out-of-pocket costs to Buyer to repair or replace a tangible Purchased Asset that is described below in this Section 5.16.
                                                                   ------------
The Sellers' obligation to pay such amount is conditioned on Buyer providing evidence reasonably acceptable to the Sellers that: (a) a loss or damage had occurred to property that is a tangible Purchased Asset and such loss or damage occurred at some time between August 1, 2000 and the Closing Date; (b) the amount to be paid by the Sellers is an amount that, to the extent the loss or damage is due to the theft or intentional destruction committed by one or more employees of the Sellers, such amount is not covered by insurance policies or insurance contracts carried by the applicable Sellers prior to the Closing Date or by insurance policies or insurance contracts carried by Buyer; and (c) the costs which Buyer asserts are required to repair, or replace (if applicable), the lost or damaged item are at prevailing industry rates and such asserted costs are for services or products which Buyer's employees cannot provide (i.e. that such costs are truly out-of-pocket costs to Buyer). Any amounts so paid by the Sellers shall be a reduction of the Purchase Price. Anything in this Section
                                                                         -------
5.16 to the contrary notwithstanding, the Sellers' obligations under this
----
Section 5.16 shall not be construed in any manner as a modification to the
------------
provisions of Section 3.2(e)(ii). Notwithstanding anything to the contrary in
              ------------------
this Section 5.16, the Sellers' obligations in this Section do not apply to any
     ------------
items described in Section 1.2(b)(iv).
                   ------------------

     5.17 Claims Against Anil Sharma.  Following the Closing, Sellers covenant
          --------------------------
not to sue on any claims, rights, demands, damages, actions, suits, causes of action, liabilities, costs, expenses, losses and attorneys' fees whatsoever, known or unknown, which have been asserted, could have been asserted, or could in the future be asserted against Anil Sharma, except that nothing herein shall constitute a covenant by the Sellers (or their bankruptcy estates) not to sue Sharma with respect to any liability arising out of, deriving from or relating to his acting as an employee, officer or director of the Sellers ("Excluded
                                                                   --------
Liability").  Notwithstanding the foregoing, the Sellers and their bankruptcy
---------
estates agree that they shall seek satisfaction of any claim, judgment or settlement arising out of, relating to or deriving from the Excluded Liability (unless such liability arises from Sharma's fraud or willful misconduct) only to the extent that such liability is covered by the Directors' and Officers' Liability Policy Number 132022195, issued by Continental Casualty Company, covering the period from April 1, 1999 to April 1, 2001, and all other applicable insurance policies owned by Sellers (collectively, the "Insurance
                                                                   ---------
Policies"), and only as to claims as to which the insurers on such policies do
--------
not have any
claim, including for indemnity or contribution against Sharma. As nothing herein increases any insurer's liability under the Insurance Policies, nothing herein is intended, nor shall it be deemed, to violate the obligations and duties of cooperation of any such parties under the Insurance Policies, provided this Agreement is approved by the Sale Order and the Closing shall occur. The Sellers' agreement as set forth in this Section 5.17 is based on the fact that
                                        ------------
following the Closing, Sharma will be the President of Buyer and will be in charge of the day-to-day operations of Buyer, and is intended to permit Buyer to fully exploit the goodwill and reputation of the Subsidiaries' businesses which Buyer is purchasing hereunder. Further, in the event Sellers are sued, for any reason, and Sharma is named in the lawsuit, Sharma agrees to fully cooperate with Sellers in the investigation and defense of the lawsuit.

     5.18 No Personal Liability Against Stover and the Managers.  Buyer agrees
          -----------------------------------------------------
that nothing in this Agreement will impose or lead to personal liability on the part of Stover, Crossroads LLC and/or the Managers, whether due to the Knowledge Representations made in Section 3.2(e) or otherwise. Buyer acknowledges that
                        --------------
its agreement is solely with the Sellers and any recourse it has with respect to any default by the Sellers under this Agreement is against the Sellers and not Stover and/or the Managers.

     5.19 Financial Information.  In the event the Court orders the public
          ---------------------
dissemination of the financial information submitted by the Guarantors to the Court in connection with the transactions contemplated hereby, Buyer shall cause the Guarantors to submit an aggregate net worth amount for all Guarantors and, if the Court approves that only such aggregate net worth amount needs to be disseminated, then Buyer shall not have the right to terminate this Agreement and obtain a refund of the Deposit as set forth in Sections 7.1(h) and 7.3(e).
                                                   ---------------     ------

                                  ARTICLE VI

                           CONDITIONS TO THE CLOSING


     6.1  Conditions to the Closing Relating to Buyer.  Consummation of the
          -------------------------------------------
transactions contemplated hereby is subject to the fulfillment to the reasonable satisfaction of Buyer, prior to or at the Closing Date, of each of the following conditions:

     (a)  Mutually Required Consents.
          --------------------------

          (i)  The conditions set forth in Section 4.3 shall have been
                                           -----------
     satisfied, provided, however, that a Cure Finding by the Court shall not be required as a condition to the Closing; and

               (ii) On the Closing Date, no injunctions, waiting periods or restraining order shall be in effect prohibiting the transactions contemplated hereby.

          (b)  Sellers' Consents. All Consents of and filings and registrations
               -----------------
with any Governmental Entity (other than those set forth in Section 4.3) or any
                                                            -----------
other person which any Seller must obtain shall have been obtained or made on or prior to the Closing Date.

          (c)  Seller's Representations. The representations and warranties of
               ------------------------
the Sellers contained in this Agreement shall be true and correct in all material respects at the date hereof and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made at and as of the Closing Date; and the Sellers shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by the Sellers at or prior to the Closing Date.

          (d)  Material Adverse Change. No material adverse change shall have
               -----------------------
occurred with respect to the Purchased Assets.

          6.2  Conditions to the Closing Related to Sellers. Consummation of the
               --------------------------------------------
transactions contemplated hereby is subject to the fulfillment to the reasonable satisfaction of the Sellers, prior to or at the Closing Date, of each of the following conditions:

          (a)  Mutually Required Consents.
               --------------------------

               (i)   The conditions set forth in Section 4.3 shall have been
                                                 -----------
          satisfied, provided, however, that a Cure Finding by the Court shall not be required as a condition to the Closing; and

               (ii) On the Closing Date, no injunctions, waiting periods or restraining order shall be in effect prohibiting the transactions contemplated hereby.

          (b)  Sellers' Consents. All Consents of and filings and registrations
               -----------------
with any Governmental Entity (other than those set forth in Section 4.3) or any
                                                            -----------
other person which any Seller must obtain shall have been obtained or made on or prior to the Closing Date.

          (c)  Buyer's Consents. All Consents of and filings and registrations
               ----------------
with any Governmental Entity (other than those set forth in Section 4.3) or any
                                                            -----------
other person which Buyer must obtain shall have been obtained or made on or prior to the Closing Date.

          (d)  Buyer's Representations. The representations and warranties of
               -----------------------
Buyer contained in this Agreement shall be true and correct in all material respects at the date hereof and as of the Closing Date, except for changes contemplated by this Agreement, with the same force and effect as if made at and as of the Closing Date; and Buyer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date.

                                 ARTICLE VII.

                                  TERMINATION

          7.1  Termination. This Agreement shall be terminated upon the
               ------------
occurrence of any of the following (unless Seller and Buyer jointly agree in writing to extend any deadline specified herein):

          (a)  [Reserved];

          (b) if the Court shall not have approved the Bidding Procedures Order on or before December 15, 2000;

          (c) if the Court shall not have approved the Sale Order on or before January 12, 2001;

          (d) at Sellers' election, if any of the conditions set forth in Sections 6.2(c) and 6.2(d) shall not have been complied with or performed and
---------------     ------
such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by Buyer on or before January 29, 2001;

          (e) at Buyer's election, if any of the conditions set forth in Sections 6.1(b), 6.1(c) and 6.1(d) shall not have been complied with or
---------------  ------     ------
performed and such noncompliance or nonperformance shall not have been cured or eliminated (or by its nature cannot be cured or eliminated) by the Sellers on or before January 29, 2001;

          (f) by either the Sellers on the one hand or Buyer on the other hand, if there has been a material breach hereof on the part of the other party hereto;

          (g)  by the mutual written agreement of Buyer and the Sellers; and

          (h)  subject to the provisions of Section 5.19, at Buyer's election,
                                            ------------
if the Court orders the public dissemination of the Guarantors' financial information in connection with the transactions contemplated hereby.

          7.2  Effects of Termination. In the event of the termination of this
               ----------------------
Agreement, the parties' obligations hereunder shall terminate, and no party hereto shall have any liability to the other party hereto or their respective stockholders or directors or officers in respect thereof, except that nothing herein will relieve any party from liability for any breach of this Agreement prior to such termination, and except that the terms of the Confidentiality Agreement and of Sections 5.3, 7.3 and 9.3 shall continue in full force and
                 ------------  ---     ---
effect.

          7.3  Deposit Refund. In the event of the termination of this
               --------------
Agreement, the Deposit shall be refunded to Buyer if: (a) this Agreement shall have been terminated by Buyer pursuant to the Sellers' breach as set forth in
Section 7.1(f); (b) termination of this Agreement is due to the failure of some
--------------
or all of the conditions set forth in Section 4.3 (relating to the Sale Order
                                      -----------
and the absence of a stay or injunction thereof) to occur (but excepting therefrom the failure of the Court to make a Cure Finding), notwithstanding Buyer's full cooperation in connection therewith; (c) termination of this Agreement is pursuant to Section 7.1(b); (d) termination of this Agreement is
                         --------------
due to there having been a material adverse change with respect to the Purchased Assets; (e) subject to the provisions of Section 5.19, termination of this
                                         ------------
Agreement is due to the order of the Court that the Guarantors' financial information be publicly disseminated; or (f) in the event Buyer is not the successful bidder at the bankruptcy sale of the Purchased Assets in accordance with the Bidding Procedures Order. IN ANY OTHER CIRCUMSTANCE, THE DEPOSIT SHALL NOT BE REFUNDABLE TO BUYER AND SHALL BE RETAINED BY THE SELLERS, AND SUCH DEPOSIT AMOUNT SHALL BE IN ADDITION TO ANY OTHER DAMAGES OR CLAIMS WHICH THE SELLERS MAY HAVE AGAINST BUYER PURSUANT TO THE PROVISIONS OF THIS AGREEMENT. If the Deposit is to be refunded by the Sellers to Buyer, same shall be paid by a wire transfer to a bank account designated in writing by Buyer, within two Business Days following Buyer's designation of such bank account.

                                 ARTICLE VIII

                                   INDEMNITY

          8.1  Survival of Representations and Warranties. The parties'
               ------------------------------------------
representations and warranties shall survive the Closing until the expiration of the applicable statutes of limitations. Any claim for indemnification of which notice has been given by Buyer or a Seller pursuant to Section 8.3 at or prior
                                                       -----------
to the expiration of the applicable period shall continue to be subject to indemnification provided for in Section 8.2 notwithstanding the expiration of
                                -----------
such period.

          8.2  Indemnity.
               ---------

     (a)  Indemnification by Sellers.
          --------------------------

          (i) The Sellers' entire liability and responsibility to Buyer for any and all claims, demands, losses, costs, charges, expenses, obligations, liabilities, actions, suits, damages, judgments and deficiencies, including interest and penalties, counsel's fees and all amounts paid in settlement of any claim, action, or suit (collectively referred to as "Losses") which
                                                                 ------
     may be sustained, suffered or incurred by a Buyer or any of its officers, directors, employees and agents (Buyer and such other parties shall be referred to as "Buyer Indemnified Parties") arising out of or by reason of
                     -------------------------
     any breach of any representation, warranty, covenant or undertaking made by the Sellers pursuant to this Agreement shall be limited to an aggregate amount of $250,000. Further, the Sellers shall not have any liability or responsibility to any Buyer Indemnified Party unless Buyer Indemnified Parties' Losses shall exceed $20,000. Once such threshold level has been reached, the Sellers shall be liable and responsible for those $20,000 Losses and any Losses in excess thereof, subject to the maximum. The threshold and maximum levels stated above shall not apply to the Sellers' obligations under Sections 5.9 (transfer/sale Taxes due to the transactions
                       ------------
     contemplated hereby), 5.15 (bringing of insurance claims), 5.16 (payment
                           ----                                 ----
     for employee theft or willful destruction) and 7.3 (the refund of the
                                                    ---
     Deposit).

          (ii)  Subject to the provisions of Section 8.2(a)(i), the Sellers
                                             -----------------
     agree to jointly and severally indemnify Buyer Indemnified Parties against Losses which may be sustained, suffered or incurred by Buyer Indemnified Parties arising out of or by reason of any breach of any representation, warranty, covenant or undertaking made by the Sellers pursuant to this Agreement (provided that with respect to counsel's fees such Losses must be reasonable).

          (iii) Buyer and the Sellers agree that the foregoing limitations on the Sellers' liability are reasonable and appropriate, in view of the fact that a principal of Buyer is and has been for many years the Chief Executive Officer of Matthews, and another principal of Buyer until recently was the Chief Financial Officer of Matthews. Further, Buyer shall not be entitled to exercise any rights of offset, recoupment or reduction against any amounts outstanding under the Notes for any reason.

     (b)  Indemnification by Buyer. Buyer agrees to indemnify and hold harmless
          ------------------------
the Sellers and their respective officers, directors, employees and agents (individually, a "Seller Indemnified Party"), for any and all Losses which may
                  ------------------------
be sustained, suffered or incurred by a Seller Indemnified Party and arising out of or by reason of any breach of any representation, warranty, covenant or undertaking made by Buyer pursuant to this Agreement (provided that with respect to counsel's fees such Losses must be reasonable).

     8.3  Indemnification Procedures. In the case of any claim asserted by a
          --------------------------
third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the
      -----------------
party required to provide indemnification (the "Indemnifying Party") as soon as
                                                ------------------
practicable after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any third party claim or any litigation with a third party resulting therefrom; provided, however, that (a) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be subject to the approval of the Indemnified Party (which approval shall not be unreasonably withheld or delayed), (b) the Indemnified Party may participate in such defense at such Indemnified Party's expense (which shall not be subject to reimbursement hereunder except as provided below), and (c) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually and materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a general release from any and all liability with respect to such claim or litigation. If the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's Tax liability or the ability of the Indemnified Party to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party; provided, however, that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the consent of the Indemnifying Party, such consent not to be unreasonably withheld or delayed. If the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand at the sole cost of the Indemnifying Party and shall be entitled to settle or agree to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall reasonably cooperate in the defense of any claim or litigation subject to this
Section 8.3 and the records of each shall be reasonably available to the other
-----------
with respect to such defense.

     8.4  Exclusive Remedy. Absent fraud, or intentional misconduct or criminal
          ----------------
activity, the indemnifications provided for in this Article VIII shall be the
                                                    ------------
sole and exclusive post-Closing remedies available to any party, subject to the terms herein, against any other party for any claims under or based upon this Agreement.

                                  ARTICLE IX

                                 MISCELLANEOUS

     9.1  Severability. If any provision of this Agreement, including any
          ------------
phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

     9.2  Notices. All notices, requests, demands, approvals, consents, waivers
          -------
and other communications required or permitted to be given under this Agreement (each, a "Notice") shall be in writing and shall be (a) delivered personally,
          ------
(b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by facsimile transmission, provided such transmission is confirmed mechanically.

          (i)  if to Buyer, to:
               Hollywood Rentals Production Services, LLC
               3111 North Kenwood Street
               Burbank, California 91505
               Facsimile:  (818) 525-5216
               Attention:  Carlos D. DeMattos and Anil Sharma

               with a copy to:

               McDermott, Will & Emery
               2049 Century Park East
               Los Angeles, California 90067
               Facsimile:  310-277-4730
               Attention:  Eric R. Reimer, Esq.

          (ii) if to the Sellers or any of them, to:

               c/o Matthews Studio Equipment Group
               3111 North Kenwood Street
               Burbank, California 91505
               Facsimile:  818-525-5216
               Attention:  Miles Stover

               with a copy to:

               Holland & Knight LLP
               633 West Fifth Street, Suite 2100
               Los Angeles, California 90071
               Facsimile:  213-896-2450
               Attention:  Tasha D. Nguyen, Esq.

or, in each case, at such other address or facsimile number as may be specified in a Notice to the other party hereto. All Notices sent in accordance with this Section shall be deemed effective and given (A) upon delivery if personally delivered, (B) on the third day following deposit in the mail, if mailed, (C) on the next Business Day if sent by next-day or overnight mail or delivery, and (D) on the day of transmission, if sent by facsimile transmission.

     9.3  Attorneys' Fees. If any party hereto initiates any legal action
          ---------------
arising out of or in connection with this Agreement, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties all reasonable attorneys' fees, expert witness fees and expenses incurred by the prevailing party or parties in connection therewith, including, but not limited to, attorneys' fees to enforce any judgment rendered on this Agreement. This attorneys' fees provision shall survive any judgment rendered on this Agreement and shall not be deemed merged into any such judgment.

     9.4  Headings. The headings contained in this Agreement are for purposes of
          --------
convenience only and shall not affect the meaning or interpretation of this Agreement.

     9.5  Entire Agreement. This Agreement (including the schedules and exhibits
          ----------------
hereto) constitutes the entire agreement and supersedes the Letter of Intent as well as all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     9.6  Counterparts. This Agreement may be executed (including by facsimile
          ------------
transmission) with counterpart signature pages or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     9.7  Governing Law, etc. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS,
          ------------------
INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF. EACH SELLER AND BUYER AGREE THAT ANY AND ALL ACTIONS TO INTERPRET OR ENFORCE THE PROVISIONS OF THIS AGREEMENT AND ANY OTHER DOCUMENTS REFERRED TO IN THIS AGREEMENT SHALL BE BROUGHT IN THE COURT, UNTIL THE SELLERS' CASES ARE CLOSED OR DISMISSED, AND THEREAFTER IN THE COURTS OF THE STATE OF CALIFORNIA OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN LOS ANGELES, CALIFORNIA. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT OR SUCH OTHER DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH OTHER DOCUMENT MAY NOT BE ENFORCED IN OR BY SAID COURTS. EACH SELLER AND BUYER HEREBY CONSENTS TO AND GRANTS ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 9.2, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

     9.8  Binding Effect. This Agreement shall be binding upon and inure to the
          --------------
benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     9.9  Assignment. This Agreement shall not be assignable or otherwise
          ----------
transferable by Buyer on the one hand or Sellers on the other hand without the prior written consent of the other.

     9.10 No Third Party Beneficiaries. Except as provided in Article VIII with
          ----------------------------                        ------------
respect to indemnification of indemnified parties hereunder, nothing in this Agreement shall confer any rights upon any person other than the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     9.11 Amendment; Waivers, etc. No discharge of this Agreement, and no waiver
          -----------------------
hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No amendment or modification of this Agreement shall be effective unless in a writing executed by all the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              MATTHEWS STUDIO EQUIPMENT GROUP

                              By: /s/ Miles R. Stover
                                 ---------------------------------
                              Name: Miles R. Stover
                              Title: Chief Operating Officer


                              HOLLYWOOD RENTAL COMPANY, LLC

                              By: /s/ Miles R. Stover
                                 ---------------------------------
                              Name: Miles R. Stover
                              Title: Authorized Agent


                              MATTHEWS STUDIO SALES, INC.

                              By: /s/ Miles R. Stover
                                 ---------------------------------
                              Name: Miles R. Stover
                              Title: Authorized Agent


                              HDI HOLDINGS, INC.

                              By: /s/ Miles R. Stover
                                 ---------------------------------
                              Name: Miles R. Stover
                              Title: Authorized Agent


                              HOLLYWOOD RENTALS PRODUCTION SERVICES, LLC

                              By: /s/ Anil Sharma
                                 ---------------------------------
                              Name: Anil Sharma
                              Title: President

                                    EXHIBITS
                                    --------

Exhibit A  Note
Exhibit B  Guaranty
Exhibit C  Security Agreement
Exhibit D  Subordination Agreement

                                                                       EXHIBIT A

                                PROMISSORY NOTE

Principal Sum:  $4,000,000  __________, 2001                    __________, 2001

     1.  Promise to Pay. For value received, Hollywood Rentals Production
         --------------
Services, LLC, a California limited liability company ("Maker"), promises to pay
                                                        -----
to THE ORDER OF _______________, a ______________________ (together with its transferees and assignees, the "Holder"), at the address of Holder at
                                ------
_____________________________, the principal sum of Four Million Dollars ($4,000,000), together with interest at the rate specified herein.

     2.  Terms of Payment. The principal hereunder shall be due and payable in
         ----------------
equal monthly installments of Fifty-Eight Thousand Three Hundred Thirty-Three and 33/100 Dollars ($58,333.33), payable on the first day of each calendar month, commencing on the first calendar month following the third anniversary of the date of this Note, with the remaining principal balance due and payable on _______________, 2006, which is one day following the fifth anniversary of the date of this Note (the "Maturity Date"). Interest shall accrue on the
                        -------------
outstanding principal hereunder at the rate of nine and one-half percent (9.5%), compounded daily. Interest shall be calculated based upon a 360-day year, consisting of twelve 30-day months. Accrued but unpaid interest shall be due and payable on the first day of each calendar month, commencing on the first day of the calendar month immediately following the date of this Note. On the Maturity Date, all accrued but unpaid interest shall become due and payable. If any payment date falls on a day that is not a Business Day (as defined below), the payment date shall be the Business Day immediately following such day. A Business Day shall be any day other than a Saturday, a Sunday or any other day on which banks in the State of California are authorized or required to be closed.

     3.  Prepayment. Maker may prepay this Note in whole or in part on any date
         ----------
without premium or penalty. Any partial prepayment shall be credited first to accrued but unpaid interest and then to principal. No partial prepayment shall extend or postpone the due date of any subsequent payment or change the amount of payment.

     4.  Acceleration. In the event that an Event of Default (as defined below)
         ------------
shall occur under this Note, Holder may, at its sole option, and without notice to Maker (which notice is hereby expressly waived) declare immediately due and payable the entire unpaid principal balance of this Note, together with all accrued but unpaid interest thereon.

     5.  Default. An "Event of Default" shall be deemed to occur upon the
         -------      ----------------
happening of any of the following events:

     (a)  Maker fails to pay any amount of interest or principal within three
(3) days following the due date thereof;

     (b) Maker fails to perform, within fifteen (15) days following the date such performance is due or required, any of its other obligations under this Note, or any of its obligations or agreements under that certain Asset Purchase Agreement dated as of December 5, 2000, or that certain Security Agreement dated as of ______________, 2001 (the "Security Agreement"), each between (i) Maker
                                 ------------------
and (ii) Matthews Studio Equipment Group, Hollywood Rental Company, LLC, HDI Holdings, Inc., and Matthews Studio Sales, Inc. (collectively, the "Sellers"),
                                                                    -------
as either of such agreements may be supplemented, amended or restated from time to time;

     (c) Maker or any guarantor of Maker's obligations under this Note (a "Guarantor") (i) becomes insolvent; (ii) fails to pay its debts as they mature;
----------
(iii) applies for, consents to, or acquiesces in the appointment of a trustee, custodian or receiver for such entity or any of its property; (iv) admits in writing that it is unable to pay its debts; (v) files a petition in any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding; or
(vi) makes an assignment for the benefit of creditors;

     (d) An order, decree or judgment approving a petition filed against Maker or a Guarantor seeking any reorganization, arrangement, composition or similar relief under the present or any future federal bankruptcy law or other applicable law of the U.S., or any state thereof, shall have been entered, or a receiver, trustee or liquidator of all or substantially all of the assets of Maker or a Guarantor shall have been appointed without the consent of Maker or such Guarantor, and following 60 days after such entry or appointment, such order, decree, judgment or appointment shall not have been vacated, stayed on appeal or otherwise, or ceased to continue in effect;

     (e) A final, non-appealable judgment or decree for money damages or for a fine or penalty is entered against Maker and is not paid and discharged or stayed within thirty (30) days thereafter and, when aggregated with all other such judgments or decrees that have remained unpaid and undischarged or unstayed for such period, is in excess of One Hundred Thousand Dollars ($100,000);

     (f)  The dissolution or cessation of business of Maker or a Guarantor;

     (g)  Any Guarantor seeks to revoke its Guaranty; and

     (h) An event of default, or an event which with notice and/or the passage of time would become an event of default, shall have occurred under any material indenture, mortgage, deed of trust or credit arrangement of Maker, or any credit arrangement of Maker or any Guarantor to which payments on this Note, or any collateral securing this Note, or any guaranty of this Note, shall be subordinated.

     6.  Successors and Assigns. No obligation of Maker hereunder may be
         ----------------------
assigned by Maker without the prior written consent of the Holder, which consent Holder may withhold in its sole discretion. Subject to the foregoing, this Note shall be binding upon and inure to the benefit of the parties, their respective successors and permitted assigns. Upon notice to Maker, Holder may assign this Note, in whole or in part (and if assigned in part, then in no event in increments of less than five hundred thousand dollars ($500,000)), at any time without the consent of Maker or any Guarantor to (a) any lender, or agent for the lenders, under that certain Amended and Restated Credit Agreement dated as of April 1, 1998, among (i) Sellers and other borrowers named therein, (ii) the guarantors named therein, (iii) the lenders named therein, and (iv) The Chase Manhattan Bank, as agent for the lenders named therein, (b) any one or more Sellers, (c) any financial institution, or any hedge fund, venture fund or similar investment fund, or (d) an agent appointed pursuant to Section 13 hereof
                                                               ----------
(each, a "Permitted Transferee"). Any assignment of all or a portion of this
          --------------------
Note to any person not qualifying as a Permitted Transferee shall be subject to Maker's prior written consent, which consent shall not be unreasonably withheld or delayed (it being understood that Maker's withholding of consent to the proposed transfer to a competitor of Maker shall be reasonable, unless such competitor shall agree to forego all rights to receive non-public information regarding Maker). In connection with any such assignment, Maker upon request shall promptly issue one or more replacement notes to evidence such assignment.

     7.  Governing Law. All questions with respect to this Note and the rights
         -------------
and liabilities of the parties shall be governed by the laws of California (without giving effect to provisions in California law related to conflict of laws).

     8.  Extension Not a Waiver. No delay or omission in the exercise of any
         ----------------------
power, remedy or right herein provided or otherwise available to any party shall impair or affect the right of such party thereafter to exercise the same. Any extension of time or other indulgence granted to a party hereunder shall not otherwise alter or affect any power, remedy or right of any other party, or the obligations of the party to whom such extension or indulgence is granted except as specifically waived.

     9.  Attorneys' Fees. In the event of any litigation or other action to
         ---------------
collect or enforce on this Note, Holder shall be entitled to, in addition to any other damages assessed, its reasonable attorneys' fees, and all other reasonable costs and expenses incurred in connection with such litigation or action. The attorneys' fees which Holder is entitled to recover shall include fees for prosecuting or defending any appeal and shall be awarded for any supplemental proceedings until the final judgment is satisfied in full. In addition to the foregoing award of attorneys' fees to Holder, Holder shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This attorneys' fees provision is separate and several and shall survive the merger of this Note into any judgment.

     10.  Absolute Obligations. Maker specifically and knowingly waives any
          --------------------
right to offset or any other similar defense to this Note, and Maker waives presentment, notice of nonpayment or dishonor, protest, notice of protest, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

     11.  Usury Law. Notwithstanding any other provision contained in this Note,
          ---------
the rate of interest payable under this Note shall not at any time exceed a rate which, when combined with any and all other charges provided for in this Note or any other document executed in connection with this Note (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest which may be charged hereunder), exceeds the maximum interest rate permitted by law with respect to the transactions contemplated hereby.

     12.  Jurisdiction. Maker agrees that Holder may bring any and all actions
          ------------
on this Note in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court"), until the Sellers' cases before the
                 ----------------
Bankruptcy Court are closed or dismissed, and thereafter in the courts of the State of California or the federal courts of the United States of America located in Los Angeles, California. Maker hereby irrevocably submits to the jurisdiction of such courts, and irrevocably waives, and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement of this Note that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Note may not be enforced in or by said courts. Maker hereby consents to and grants any such court jurisdiction over the person of Maker and over the subject matter of any such actions.

     13.  Collateral Agent. In the event of one or more assignments of portions
          ----------------
of this Note to one or more persons other than a Seller, such assignments shall be made only if the Holder hereunder and such assignees (collectively, the "Aggregate Holders") appoint an administrative and collateral agent to act for
------------------
the Aggregate Holders in connection with the enforcement of rights and the collection of payment under this Note and all replacement notes issued to evidence the assignments (collectively, the "Outstanding Notes"), and in
                                             -----------------
connection with the enforcement of rights and the collection of information under (a) the Guaranty dated _______________, 2001, made by RP Holdings, Inc., Jules & Associates, Inc. and CDM Interactive, Inc. in favor of Holder, as same may be amended, supplemented, modified or restated from time to time

(the "Guaranty") and (b) the Security Agreement, with such agent to be selected
      --------
by the Aggregate Holders pursuant to the approval of Aggregate Holders of more than 50% of the aggregate then outstanding principal under the Outstanding Notes, or such higher percentage as may be agreed to by the Aggregate Holders. Such agent shall take actions in respect of the Outstanding Notes, the Guaranty and the Security Agreement pursuant to the direction of Aggregate Holders of more than 50% of the aggregate then outstanding principal under the Outstanding Notes, or such higher percentage as may be agreed to by the Aggregate Holders. The preceding provisions of this Section 13 shall not apply during such time
                                 ----------
that all Aggregate Holders are Sellers, or if there is only one Outstanding
Note.

     IN WITNESS WHEREOF, Maker has executed this Note as of the day and year set forth above.

                              HOLLYWOOD RENTALS PRODUCTION
                              SERVICES, LLC


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                                                                      EXHIBIT B
                                    GUARANTY
                                    --------

     This Guaranty ("Guaranty") is made on ____________, 2001, by RP Holdings,
                     --------
Inc., a California corporation ("RP"), Jules & Associates, Inc., a California
                                 --
corporation ("Jules") and CDM Interactive, Inc., a California corporation
              -----
("CDMI" and, together with RP and Jules, collectively the "Guarantors" and
  ----
individually a "Guarantor") in favor of (i) Matthews Studio Equipment Group,
                ---------
(ii) Hollywood Rental Company, LLC, (iii) HDI Holdings, Inc. and (iv) Matthews Studio Sales, Inc., or such party or parties that shall become the holder or holders of the Notes, as defined below (collectively, "Beneficiary"), with
                                                       -----------
respect to the following facts:

                                    RECITALS
                                    --------

     A. Hollywood Rentals Production Services, LLC, a California limited liability company ("Buyer") on the date hereof is acquiring certain assets of Beneficiary pursuant to that certain Asset Purchase Agreement dated December 5, 2000, between Buyer and Beneficiary (as same may be amended, supplemented or restated from time to time, the "Asset Purchase Agreement").
                                 ------------------------

     B. The Asset Purchase Agreement provides that a portion of the Purchase Price (as defined in the Asset Purchase Agreement) shall be paid by Buyer pursuant to promissory notes in the aggregate principal amount of $4,000,000, and Buyer as of the date hereof has executed and delivered such promissory notes in accordance with the terms of the Asset Purchase Agreement (as such promissory notes may be amended, supplemented, restated, subdivided or replaced from time to time, the "Notes").
              -----

     C. The Asset Purchase Agreement also provides that a portion of the Notes shall be guaranteed by Guarantors, on terms set forth herein.

     D. Each of RP, Jules and CDMI is an affiliate of Buyer, and will benefit from Buyer's acquisition and use of the Purchased Assets (as defined in the Asset Purchase Agreement).

     NOW, THEREFORE, for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Guarantors hereby unconditionally covenant and agree with Beneficiary as follows:

     1.  Guaranty.
         --------

         (a) Guarantors, on a joint and several basis, unconditionally guarantee the full, prompt, complete and faithful payment by Buyer of all amounts due under the Notes and/or the Security Agreement (as amended, supplemented or restated from time to time, the "Security Agreement") dated
                                                 ------------------
__________, 2001, between Buyer, as grantor, and Beneficiary, as secured party (the "Obligations"), subject to the requirements of the following provisions of
      -----------
this

Section 1(a). If (i) Beneficiary exercises its rights and remedies under this
-----------
Guaranty, or (ii) the Buyer (A) applies for, consents to, or acquiesces in the appointment of a trustee, custodian or receiver for the Buyer or all or substantially all of its property, (B) files a petition in any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, or (C) makes an assignment for the benefit of creditors, or (iii) an order, decree or judgment approving a petition filed against Buyer seeking a reorganization, arrangement, composition or similar relief under the present or any future federal bankruptcy law or other applicable law of the U.S., or any state thereof, shall have been entered, or a receiver, trustee or liquidator of all or substantially all of the assets of Buyer shall have been appointed without the consent of Buyer, and following 60 days after such entry or appointment, such order, decree, judgment or appointment shall not have been vacated, stayed on appeal or otherwise, or ceased to continue in effect, and any such event described in clause (i), (ii) or (iii) occurs at any time prior to the first anniversary of the date hereof, i.e., ___________, 2002 (the "Initial Period"), then only CDMI shall be
                              --------------
obligated to perform, and be liable for, Guarantors' obligations under the first sentence of this Section 1(a) (the exclusion of RP and Jules from liability
                 ------------
pursuant to this sentence shall be referred to herein as the "Exclusion
                                                              ---------
Requirement"). If Beneficiary exercises its rights and remedies under this
-----------
Guaranty at any time after the Initial Period, all of RP, Jules and CDMI shall be obligated to perform, and be liable for, Guarantors' obligations under the first sentence of this Section 1(a). Further, (A) the maximum of Guarantors'
                       ------------
(collective) liability under this Guaranty shall be One Million Dollars plus the collection costs described in Section 1(b) below, and (B) the maximum of a
                              ------------
Guarantor's (individual) liability under this Guaranty shall be Five Hundred Thousand Dollars plus the collection costs described in Section 1(b) below,
                                                        ------------
unless events shall occur that result in the Exclusion Requirement becoming applicable, in which case the maximum liability of CDMI under this Guaranty shall be One Million Dollars plus the collection costs described in Section 1(b)
                                                                    ------------
below.

          (b) Subject to the Exclusion Requirement, Guarantors, on a joint and several basis, further agree to pay to Beneficiary, on demand, all reasonable costs and expenses, including reasonable attorneys' fees, incurred by Beneficiary in exercising any right, power or remedy conferred by this Guaranty, or in the enforcement of this Guaranty, whether or not any action is filed in connection therewith. Further, Guarantors acknowledge and agree that the attorneys' fees which Beneficiary is entitled to recover shall include fees for prosecuting or defending any appeal and shall be awarded for any supplemental proceedings until the final judgment is satisfied in full. In addition to the foregoing award of attorneys' fees to Beneficiary, Beneficiary shall be entitled to its reasonable attorneys' fees incurred in any post judgment proceedings to collect or enforce the judgment. This attorneys' fees provision is separate and several and shall survive the merger of this Guaranty into any judgment. Notwithstanding any of the foregoing, a Guarantor's liability with respect to expenses hereunder shall be capped at the amount of expenses outstanding at such time as such Guarantor shall have paid the Five Hundred Thousand Dollars or One Million Dollars amount, as applicable, as set forth in Section 1(a).

          (c) Guarantors covenant and agree unconditionally that, in case of an Event of Default (as defined in the Notes) and after the expiration of the notice periods set forth in Section 3(a) herein, each Guarantor (subject to the
                            ------------
Exclusion Requirement) will immediately pay one-third of the entire Obligations, and any other sums properly due and owing to Beneficiary under this Guaranty, in lawful money of the United States to Beneficiary, or the designated agent (whether appointed at Beneficiary's election, or pursuant to the requirement for an administrative and collateral agent contained in the Notes) of Beneficiary whose identity and address shall be advised in writing by Beneficiary to each Guarantor from time to time during the term herein (the "Agent"). Subject to the
                                                         -----
Exclusion Requirement, if any Guarantor shall fail to pay some or all of its one-third portion as set forth in the preceding sentence, then in accordance with the joint and several nature of the guarantee and promises made by Guarantors hereunder, the other Guarantors shall pay to Beneficiary, within 15 days following the effective date of written notice from Beneficiary, the entire amount not paid by the other Guarantor, in lawful money of the United States to Beneficiary, or if so designated, the Agent. The requirements of notice to Guarantors set forth in Section 3(a) and in the preceding sentence shall be
                        ------------
referred to herein as the "Notice Requirements." If Guarantors should fail to
                           -------------------
pay any sums properly due Beneficiary hereunder, then said sums shall bear interest at the rate of 10% per annum. Further, if Guarantors shall fail to pay the Obligations, Beneficiary may institute and pursue any action or proceeding to judgment or final decree and may enforce any such judgment or final decree against Guarantors and collect in the manner provided by law out of Guarantors' property, wherever situated, the monies adjudged or decreed to be payable.

          (d) This Guaranty shall not be limited to any particular period of time, but, rather, shall continue absolutely, unconditionally and irrevocably until all terms, covenants and conditions of the Documents (as defined below) have been fully and completely performed by Buyer or otherwise discharged and/or released by Beneficiary, and Guarantors shall not be released from any duty, obligation or liability hereunder so long as there is any claim of Beneficiary against Buyer arising out of the Documents which has not been performed, settled or discharged in full; provided, however, that a Guarantor's payment liability hereunder shall terminate upon payment of such Guarantor's maximum amount as set forth in Section 1(a).
         ------------

     2.   Subordination.
          -------------

          (a) Each Guarantor subordinates all its liens, security interests, claims and rights of any kind that such Guarantor may now have or hereafter acquire against Buyer, and/or Buyer's property and assets, whether tangible or intangible ("Buyer's Property"), resulting from Buyer's present or future
             ----------------
indebtedness to Guarantor ("Subordinated Indebtedness"), and agrees that all
                            -------------------------
liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Buyer and Buyer's Property resulting from the Subordinated Indebtedness shall be subordinate, inferior and subject to the claims and rights of Beneficiary against Buyer and/or Buyer's Property under the terms of this Guaranty and of the Documents, as applicable, whether direct or contingent or whether now or hereafter created. Until all of the Obligations have been satisfied or discharged in full, each Guarantor agrees not to: collect or receive any cash or non-cash payment on the Subordinated Indebtedness; assert rights or declare a default under or enforce payment of the Subordinated Indebtedness by legal proceedings or otherwise; permit Buyer to pay to Guarantor all or any part of the Subordinated Indebtedness, transfer any property to Guarantor in payment of or as security for the payment of all or any part of the Subordinated Indebtedness, execute or deliver any instrument as evidence of all or any part of the Subordinated Indebtedness, or establish any sinking fund, reserve, or like set aside of funds or other property for the redemption, retirement or repayment of all or any part of the Subordinated Indebtedness; provided, however, that prior to the occurrence of an Event of Default (as defined in the Notes), the foregoing restrictions shall not apply to those payments made when and as permitted under the terms of the Senior Loan Agreement (as defined below). Notwithstanding anything herein to the contrary, if any portion of the Subordinated Indebtedness becomes due and payable prior to its stated maturity, Beneficiary shall be entitled to receive full performance of the Obligations before the holder(s) thereof is/are entitled to receive any payment of the Subordinated Indebtedness; provided, however, that prior to the occurrence of an Event of Default, the foregoing restriction shall not apply to payments made when and as permitted under the terms of the Senior Loan Agreement.

          (b)  Each Guarantor agrees not to take any action which will either
(i) force the sale of Buyer's Property in order to satisfy the Subordinated Indebtedness or (ii) adversely affect in any manner any of Beneficiary's liens, security interests, claims or rights of any kind that Beneficiary may now have or hereafter acquire against Buyer and/or Buyer's Property. Each Guarantor agrees to refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of the rights of Beneficiary hereunder and covenants to perform such further acts as Beneficiary deems necessary or appropriate to give effect to this subordination. Without limiting the generality of the foregoing, each Guarantor agrees not to assign any portion of the Subordinated Indebtedness, except expressly subject to the terms of this Guaranty; and to cause all evidence of the Subordinated Indebtedness to set forth the provisions hereof or to bear a legend that it is subject hereto.

     3.   Remedies and Rights of Beneficiary.
          ----------------------------------

          (a) Following the occurrence of an Event of Default, Beneficiary shall give Buyer and each Guarantor written notice of such Event of Default and, if such Event of Default is not cured within 10 days following the effective date of such notice, subject to the Exclusion Requirement, Guarantors shall make payment to Beneficiary within 30 days following such 10th day, with such payments to be made in accordance with Section 1(c).
                        ------------

          (b) Except for the Notice Requirements, neither demand on, nor the pursuit of any remedies against Buyer, or any other guarantor, surety or insurer of the Obligations or part thereof (an "Obligor") shall be required as a
                                        -------
condition precedent to, and neither the pendency nor the prior termination of any action, suit or proceeding against the Buyer or any Obligor (whether for the same or a different remedy) shall bar or prejudice the making of a demand on Guarantors by Beneficiary and the commencement against Guarantors after such demand of any action, suit or proceeding, at law or in equity, for the specific performance of any covenant, or agreement contained in the Documents or for the enforcement of any other appropriate legal or equitable remedy.

          (c) Guarantors' liability hereunder is primary, direct and immediate, and Guarantors' covenants and obligations hereunder are, subject to the Exclusion Requirement and the maximum liability limitations contained in
Section 1(a), joint and several. Guarantors agree that, subject to the Notice
------------
Requirements, neither: (i) the exercise or the failure to exercise by Beneficiary of any rights or remedies conferred on it under the Documents; (ii) the recovery of a judgment against Buyer or any Obligor; (iii) the commencement of an action at law or the recovery of a judgment at law against Buyer or any Obligor and the enforcement thereof through levy, execution or otherwise; (iv) the taking or institution of any other action or proceeding against Buyer or any Obligor; nor (v) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Guarantors) by Beneficiary or anyone acting for Beneficiary shall extinguish or affect the obligations of Guarantors hereunder, but Guarantors shall be and remain liable for and until all Obligations shall have been fully paid and/or performed notwithstanding the previous discharge (total or partial) from further liability of Buyer or any Obligor or the existence of any bar (total, partial or temporary) to the pursuit by Guarantors of any right or claim to indemnity against Buyer or any Obligor or any right or claim to be subrogated to the rights or claims of Beneficiary in and to the Collateral (as defined in the Security Agreement) or resulting from any action or failure or omission to act or delay in acting by Beneficiary, or anyone entitled to act in its place.

          (d) The benefits, remedies and rights provided or intended to be provided hereby for Beneficiary may be exercised jointly or separately by Beneficiary acting collectively, if there is more than one Beneficiary, or through the Agent, and are in addition to and without prejudice to any rights, benefits, remedies or security to which Beneficiary might otherwise be entitled. Subject to the Notice Requirements, no delay or omission on the part of Beneficiary in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Beneficiary of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding on Beneficiary except as expressly set forth in writing, duly signed and delivered on behalf of Beneficiary. Subject to the Notice Requirements and the Exclusion Requirement, no action of Beneficiary permitted hereunder shall in any way affect or impair the rights of Beneficiary and the obligations of Guarantors under this Guaranty.

          (e) Anything else contained herein to the contrary notwithstanding, Beneficiary, from time to time, without notice to Guarantors (other than those provided for by the Notice Requirements and subject to the Notice Requirements), may take all or any of the following actions without in any manner affecting or impairing the liability of Guarantors hereunder: (i) obtain a security interest in any property to secure any of the Obligations or any obligation hereunder;
(ii) retain or obtain the primary or secondary liability of any party or parties, in addition to Guarantors, with respect to any of the Obligations;
(iii) extend the time for payment under any Note or the time for performance of any Obligation, in either case for any period (whether or not longer than the original term therefor); (iv) release or compromise any liability of any Guarantor hereunder (provided that a release of a Guarantor prior to the expiration of the notice period required under Section 3(a) shall reduce the
                                               ------------
liability of the other Guarantors hereunder, pro rata, by the amount so released) or any liability of any nature of any other party or parties with respect to the Obligations; (v) resort to Guarantors for payment of any Obligations, whether or not Beneficiary shall proceed against any other party primarily or secondarily liable on any of the Obligations or against any Collateral; (vi) substitute, exchange or release all or any part of the Collateral and any other collateral received by Beneficiary pursuant to the Documents; (vii) agree to any amendment, modification or alteration of any of the Documents and exercise its rights to consent to any action or non-action of Buyer which may violate the covenants and agreements contained in any of the Documents, with or without consideration, on such terms and conditions as may be acceptable to Beneficiary; or (viii) exercise any of Beneficiary's rights confirmed by the Documents or by law.

          (f) Guarantors agree that if at any time all or any part of any payment theretofore applied by Beneficiary to any of the Obligations is or must be rescinded or returned by Beneficiary for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Buyer) such Obligations, for the purpose of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence, notwithstanding such application by Beneficiary, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Beneficiary had not been made.

          (g) Notwithstanding anything to the contrary which may be contained herein, Guarantors hereby unconditionally and irrevocably agree that, until Guarantors' obligations under this Guaranty are satisfied or paid in full,

Guarantors will not at any time assert against Buyer (or Buyer's estate if Buyer becomes bankrupt or becomes the subject of any case or proceeding under the Federal Bankruptcy Code) any right or claim, at law or in equity, to indemnification, reimbursement, contribution, restitution or payment for or with respect to any and all amounts Guarantors may pay or be obligated to pay to Beneficiary, including, without limitation, the Obligations, and any and all other obligations which Guarantors may perform, satisfy or discharge, under or with respect to this Guaranty. Guarantors further unconditionally and irrevocably agree that, until Guarantors' obligations under this Guaranty are satisfied or paid in full, Guarantors shall have no right to subrogation, and waive any right to enforce any remedy which Beneficiary now has or hereafter may have against Buyer, and waive any defense based upon an election of remedies by Beneficiary, which destroys or otherwise impairs any subrogation rights of Guarantors and/or the right of Guarantors to proceed against Buyer for reimbursement.

          (h) Guarantors agree that it is not necessary for Beneficiary to inquire into the powers of Buyer or its officers, directors, partners or agents purporting to act on its behalf and the Obligations are hereby guaranteed notwithstanding the lack of power or authority on the part of Buyer or anyone acting on its behalf to incur the Obligations.

     4.   Guarantor's Waivers. To the fullest extent permitted by applicable
          -------------------
law, each Guarantor hereby expressly waives: (a) notice of the acceptance by Beneficiary of this Guaranty; (b) notice of the existence, creation or non-payment of all or any of the Obligations, other than as contemplated by the Notice Requirements; (c) notice of presentment, demand, dishonor, protest, and all other notices whatsoever, other than as contemplated by the Notice Requirements; (d) all diligence in collection or protection of or realization on the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing; (e) any and all suretyship defenses and defenses in the nature thereof, including, without limitation, the benefits of the provisions of Sections 2787 through 2855 of the California Civil Code and any successor provisions to those Sections; (f) all statutes of limitations as a defense to any action brought by Beneficiary against Guarantor; (g) any defense based upon (i) any unenforceability or invalidity of all or any part of the Obligations or any collateral therefor or any guaranty thereof, or (ii) any disability or any other defense of Buyer or any Obligor with respect to the Obligations, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor-relief proceeding, or from any other cause; (h) any defense based on or that may arise by reason of the incapacity, lack of authority, death or disability of any other person or the failure of Beneficiary to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person; (i) any defense arising out of an election of remedies by Beneficiary, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed Guarantor's rights of subrogation and reimbursement against Buyer or any other Obligor by the operation of Section 580d of the California Code of Civil Procedure; (j) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (k) any defense arising because of Beneficiary's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code; (l) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code; (m) any benefits which might otherwise be available to Guarantor under California Code of Civil Procedure Sections 580a, 580b and 726; and (n) other than as contemplated by the Notice Requirements, all other rights and defenses the assertion or exercise of which would in any way diminish the liability of Guarantor hereunder.

     5.  Miscellaneous Provisions.
         ------------------------

         (a) Subject to the Exclusion Requirement, all the covenants, stipulations, promises and agreements contained in this Guaranty by or on behalf of Guarantors are for the benefit of Beneficiary and its successors or assigns and shall bind each Guarantor and its successors and assigns. Beneficiary, without notice of any kind, may sell, assign or transfer the Documents, or any portion thereof, and/or Beneficiary's interest in all or in part of the Collateral or any other collateral received by Beneficiary pursuant to the Documents, and in such event each and every immediate and successive assignee or transferee thereof shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee or transferee as fully as if such assignee or transferee were herein by name specifically given such rights, powers and benefits; provided, however, that Beneficiary's sale, assignment and transfer of the Documents and this Guaranty shall be in accordance with the terms of the Notes (including, but not limited to, the requirement contained in the Notes regarding the appointment of an administrative and collateral agent to act on behalf of the parties comprising the Beneficiary). Subject to the Exclusion Requirement, Guarantors hereby agree for the benefit of any such assignee or transferee that their respective obligations hereunder shall not be subject to any reduction, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever.

         (b) Guarantors acknowledge receipt of a true and accurate copy of each Document.

         (c) If any provision of this Guaranty, including any phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

         (d) All notices, requests, demands, approvals, consents, waivers and other communications required or permitted to be given under this

Guaranty (each, a "Notice") shall be in writing and shall be (a) delivered
                   ------
personally, (b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by facsimile transmission, provided such transmission is confirmed mechanically.

             (i)    if to Buyer, to:

                    Hollywood Rentals Production Services, LLC
                    3111 North Kenwood Street
                    Burbank, California 91505
                    Facsimile:  (818) 525-5216
                    Attention:  Anil Sharma
                              Carlos D. DeMattos

                    with a copy to the Agent at such address as shall have been designated by the Agent to Guarantors in compliance with the notice procedure set forth in this Section 5(d)
                                                       ------------

             (ii)   if to Jules, to:

                    Jules & Associates, Inc.
                    515 South Figueroa Street, Suite 1575
                    Los Angeles, California  90071
                    Facsimile:  (213) 688-7964
                    Attention:  Jules Buenaventa

             (iii)  if to RP, To:

                    RP Holdings, Inc.
                    100 Wilshire Boulevard, 8th Floor
                    Santa Monica, California  90401
                    Facsimile:  (310) 899-8910
                    Attention:  Terry Hughes, Esq.

             (iv)   if to CDM, to:

                    CDM Interactive, Inc.
                    3111 North Kenwood Street
                    Burbank, California  91505
                    Facsimile:  (818) 525-5216
                    Attention:  Carlos D. DeMattos

               (v)  if to Beneficiary, to:

                    c/o Matthews Studio Equipment Group
                    3111 North Kenwood Street
                    Burbank, California 91505
                    Facsimile:  (818) 525-5216
                    Attention:  Miles Stover

or, in each case, at such other address or facsimile number as may be specified in a Notice to the other party hereto. All Notices sent in accordance with this Section shall be deemed effective and given (A) upon delivery if personally delivered, (B) on the third day following deposit in the mail, if mailed, (C) on the next Business Day if sent by next-day or overnight mail or delivery, and (D) on the day of transmission, if sent by facsimile transmission. The term "Business Day" means any day other than a Saturday, a Sunday or any other day on which banks in the State of California are authorized or required to be closed.

          (e) The headings contained in this Guaranty are for purposes of convenience only and shall not affect the meaning or interpretation of this Guaranty.

          (f) This Guaranty may be executed (including by facsimile transmission) with counterpart signature pages or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

          (g) THIS GUARANTY SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF. GUARANTORS AGREE THAT ANY AND ALL ACTIONS TO INTERPRET OR ENFORCE THE PROVISIONS OF THIS GUARANTY SHALL BE BROUGHT IN THE COURT (AS SUCH TERM IS DEFINED IN THE ASSET PURCHASE AGREEMENT), UNTIL THE SELLERS' CASES (AS SUCH TERMS ARE DEFINED IN THE ASSET PURCHASE AGREEMENT) ARE CLOSED OR DISMISSED, AND THEREAFTER IN THE COURTS OF THE STATE OF CALIFORNIA OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN LOS ANGELES, CALIFORNIA. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT OF THIS GUARANTY THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS GUARANTY MAY NOT BE ENFORCED IN OR BY SAID COURTS. GUARANTORS CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND

AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 5(d), OR IN SUCH OTHER
                                               ------------
MANNER AS MAY BE PERMITTED BY LAW, SHALL BE VALID AND SUFFICIENT SERVICE
THEREOF.

          (h) No discharge of this Guaranty, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by Beneficiary. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of Beneficiary in any other respect or at any other time. Neither the waiver by Beneficiary of a breach of or a default under any of the provisions of this Guaranty, nor the failure by Beneficiary, on one or more occasions, to enforce any of the provisions of this Guaranty or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No amendment or modification of this Guaranty shall be effective unless in a writing executed by Beneficiary.

          (i) For clarification purposes, even if events shall occur that result in the Exclusion Requirement becoming applicable, each of RP and Jules shall have all of the obligations and liabilities of a Guarantor under
Sections 2, 3(g), and 5 (other than Section 5(a) to the extent eliminated by the
----------- ----                    ------------
occurrence of the Exclusion Requirement).

          (j)  The term "Senior Loan Agreement" as used in this Guaranty means
                         ---------------------
Credit Agreement dated as of December 5, 2000, between Buyer and Sanwa Bank California (the "Sanwa Agreement"), or a refinancing or replacement thereof,
                 ---------------
provided the material terms of such refinancing or replacement agreement shall be no more onerous to Buyer than those under the Sanwa Agreement. The term "Documents" as used in this Guaranty shall mean the Notes and the Security
----------
Agreement, as any of such instruments may be amended, supplemented or restated from time to time.

          (k) In the event that any confidential or proprietary information regarding a Guarantor is furnished to Beneficiary (or if applicable, the Agent) pursuant to this Guaranty or the Security Agreement, Beneficiary and, if applicable, the Agent (collectively, the "Recipients") shall be obligated to
                                          ----------
hold in strict confidence such information. Notwithstanding the foregoing, each Recipient may disclose such information (i) if such Recipient is required to disclose the same pursuant to proceedings before the Court (as defined in the Asset Purchase Agreement) or pursuant to the Bankruptcy Code (as defined in the Asset Purchase Agreement), (ii) if such Recipient is compelled to disclose the same by other judicial or administrative process or by other requirements of Law (but subject to the following provisions of this Section 5(k)), (iii) if the
                                                 ------------
same hereafter is in the public domain through no fault of any Recipient, or
(iv) if the same is later acquired by any Recipient from another source and the acquiring Recipient is not aware, after due inquiry, that such source is under an obligation to another person to keep such information confidential. If a Recipient is requested or required as described in Section 5(k)(ii) above (by oral questions,
                                      ----------------
interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand, rule of civil procedure or other similar process) to disclose any such information, such Recipient shall provide such Guarantor with prompt written notice of any such request or requirement so that such Guarantor may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section. If, in the absence of a protective order or other remedy or the receipt of a waiver by such Guarantor, such Recipient nonetheless, based on the written advice of counsel, is required to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or penalty, such Recipient, without liability hereunder, may disclose that portion of such information which such counsel advises such Recipient it is legally required to disclose. Nothing in this Section 5(k) shall
                                                              ------------
limit the right of the Recipients to use or disclose any such information in connection with any legal action arising out of or in connection with this Guaranty.

     IN WITNESS WHEREOF, Guarantors have executed this Guaranty in favor of Beneficiary as of the date first hereinabove written.

                              RP Holdings, Inc.

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                              Jules & Associates, Inc.

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________


                              CDM Interactive, Inc.

                              By:________________________________________
                              Name:______________________________________
                              Title:_____________________________________



Agreement by Buyer
------------------

Hollywood Rentals Production Services, LLC ("Buyer") acknowledges and agrees that a notice to Buyer pursuant to Section 3(a) of this Guaranty shall be deemed effective and given when transmitted in accordance with the provisions of
Section 5(d) of this Guaranty.

Hollywood Rentals Production Services, LLC

By:_________________________________
Name:_______________________________
Title:______________________________

                                      -13

                                                                       EXHIBIT C

                              SECURITY AGREEMENT
                              ------------------

     This Security Agreement ("Agreement"), dated as of ________, 2001, is made
                               ---------
by Hollywood Rentals Production Services, LLC, a California limited liability company ("Grantor"), in favor of (i) Matthews Studio Equipment Group, a
          -------
California corporation, (ii) Hollywood Rental Company, LLC, a Delaware limited liability company, (iii) HDI Holdings, Inc., a Kentucky corporation, (iv) Matthews Studio Sales, Inc., a California corporation, or such party or parties that shall become the holder or holders of the Notes, as defined below (collectively, the "Secured Party"), with reference to the following facts:
                    -------------

                                   RECITALS
                                   --------

     A. Pursuant to the Asset Purchase Agreement dated December 5, 2000, among Grantor, as buyer and Secured Party, as the sellers (the "Asset Purchase
                                                          --------------
Agreement"), Secured Party as of today has sold certain assets to Grantor.
---------

     B. The Asset Purchase Agreement provides that a portion of the Purchase Price (as defined in the Asset Purchase Agreement) shall be paid by Grantor pursuant to promissory notes in the aggregate principal amount of $4,000,000, and Grantor as of the date hereof has executed and delivered such promissory notes in accordance with the terms of the Asset Purchase Agreement (as such promissory notes may be amended, supplemented, restated, subdivided or replaced from time to time, the "Notes").
                        -----

     C. As a condition of the closing of the transactions contemplated by the Asset Purchase Agreement, Grantor is required to enter into this Agreement and to grant to Secured Party a security interest in all of the assets purchased by Grantor as herein provided.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

     1.  Definitions.  Terms defined in the California Uniform Commercial Code
         -----------
and not otherwise defined in this Agreement shall have the meaning defined for those terms in the California Uniform Commercial Code. Capitalized terms used but not defined in this Agreement shall have the meaning given to them in the Asset Purchase Agreement. As used in this Agreement, the following terms shall have the meanings respectively set forth after each:

     "Agent" shall mean the designated agent (whether appointed at Secured
      -----
     Party's election or pursuant to the requirement for an administrative and collateral agent contained in the Notes) of Secured Party (or its successors and assigns) whose identity and address shall be advised in writing to Grantor by Secured Party (or its successors and assigns) from time to time during the term herein.

     "Collateral" means and includes: (a)(i) all of the Grantor's present and
      ----------
     future accounts, general intangibles, chattel paper and instruments, as such terms are defined in the Uniform Commercial Code as in effect in the State of California (the "CAUCC"), (ii) all moneys, securities and other
                               -----
     property and the proceeds thereof, now or hereafter held or received by, or in transit to, the Secured Party from or for the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the deposits (general or special) of the Grantor, balances, sums and credits with, and all of the Grantor's claims against the Secured Party at any time existing, (iii) all of the Grantor's right, title and interest, and all of the Grantor's rights, remedies, security and liens, in, to and in respect of any present and future accounts receivable of Grantor, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to accounts receivable, deposits or other security for the obligation of any account debtor, and credit and other insurance,
     (iv) all of the Grantor's right, title and interest in, to and in respect of all present and future goods relating to, or which by sale have resulted in, present and future accounts receivable of Grantor, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any present and future account receivable of Grantor, and all returned, reclaimed or repossessed goods; (b) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; (c) all of the Grantor's machinery, equipment, vehicles, furniture and fixtures and all attachments, accessories and equipment now or hereafter owned or acquired in the Grantor's business or used in connection therewith, and all substitutions and replacements thereof, wherever located, whether now owned or hereafter acquired by Grantor; (d) all of the Grantor's present and future general intangibles of every kind and description, including (without limitation) assignments of store leases, other leases of property, patents, patent applications, trade names and trademarks and the goodwill of the business symbolized thereby, and Federal, State and local tax refund claims of all kinds; (e) all of the Grantor's raw materials, work in process, finished goods, rental property and all other inventory (as such term is defined in the CAUCC), whether now owned or hereafter acquired, and all wrapping, packaging, advertising and shipping materials, and any documents relating thereto; (f) any and all consideration received from the sale, exchange, lease or other disposition of any asset or property which constitutes Collateral, any other value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and including, without limitation, all cash and negotiable instruments received or held by the Secured Party pursuant to any lockbox or similar arrangement relating to the payment of any Collateral described in clause (a) hereof; and (g) all of Grantor's right, title and interest in and to all present and future securities, security entitlements and securities accounts.

     "Event of Default" shall have the same meaning given to it in the Notes.
      ----------------

     "Intercreditor Agreement" means the Subordination Agreement dated
      -----------------------
     ___________, 2001, between Secured Party and Sanwa Bank California, as same may be amended, supplemented or restated from time to time.

     "Permitted Liens" shall have the same meaning given to it in the Senior
      ---------------
     Loan Agreement.

     "Secured Obligations" means any and all present and future obligations of
      -------------------
     Grantor under the Notes.

     "Senior Lien" means the security interest and lien granted under the Senior
      -----------
     Loan Agreement.

     "Senior Loan Agreement" means the Credit Agreement dated December 5, 2000
      ---------------------
     between Grantor and Sanwa Bank California (the "Sanwa Agreement"), or such
                                                     ---------------
     other loan agreement of Grantor to refinance or replace the Sanwa Agreement, provided the material terms of such refinancing or replacement agreement shall be no more onerous to Grantor than those under the Sanwa Agreement.

     2.  Further Assurances.  At any time and from time to time at the request
         ------------------
of Secured Party, Grantor shall execute and deliver to Secured Party all such financing statements and other instruments and documents in form and substance satisfactory to Secured Party as shall be necessary or desirable to fully perfect, when filed and/or recorded, Secured Party's security interest granted pursuant to Section 3 of this Agreement. At any time and from time to time,
            ---------
Secured Party shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, and to take all such other actions, as Secured Party may deem appropriate to perfect and to maintain perfected the security interest granted in Section 3 of this Agreement. Before
                                           ---------
and after the occurrence of any Event of Default, at Secured Party's request, Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by Secured Party to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of Secured Party, or the priority thereof. With respect to any Collateral consisting of certificated securities, instruments, documents, certificates of title or the like, as to which Secured Party's security interest need to be perfected by, or the priority thereof need to be assured by, possession of such Collateral, Grantor will upon demand of Secured Party deliver possession of same in pledge to Secured Party. With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests or the like, Grantor hereby consents and agrees that the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Secured Party to effect any transfer or exercise any right hereunder or with respect to any such Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by Grantor or any other person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

     3.   Security Agreement.  For valuable consideration, Grantor hereby
          ------------------
assigns and pledges to Secured Party, and grants to Secured Party a security interest in, the Collateral, as security for the timely payment and performance of the Secured Obligations, and each of them. This Agreement is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, notwithstanding the bankruptcy of Grantor or any other person or any other event or proceeding affecting any person.

     4.   Grantor's Representations, Warranties and Agreements.  Except as
          ----------------------------------------------------
otherwise consented to by Secured Party in writing concurrently herewith, Grantor represents, warrants and agrees that: (a) Grantor will pay, prior to delinquency, all taxes, charges, and assessments against the Collateral, except such as are timely contested in good faith, and upon its failure to pay or so contest such taxes, charges, and assessments, Secured Party at its option may pay any of them, and Secured Party shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same; (b) the Collateral will not be used for any unlawful purpose or in violation of any law, regulation or ordinance, nor used in any way that will void or impair any insurance required to be carried in connection therewith; (c) Grantor will, to the extent consistent with good business practice, keep the Collateral in reasonably good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered good practice by owners of like property; (d) Grantor will take all reasonable steps to preserve and protect the Collateral; (e) Grantor will maintain, with responsible insurance companies, insurance covering the Collateral against such insurable losses as is consistent with sound business practice, and will cause Secured Party to be designated as an additional insured and loss payee with respect to such insurance, will obtain the written agreement of the insurers that such insurance shall not be canceled, terminated or materially modified to the detriment of Secured Party without at least 30 days prior written notice to Secured Party, and will furnish copies of such insurance policies or certificates to Secured Party promptly upon request therefor; (f) Grantor shall not encumber, place or allow to be placed any liens, security interests, or encumbrances on the Collateral other than the security interest and lien in favor of Secured Party hereunder, and other than the Senior Lien and Permitted Liens; (g) the security interest and lien granted to Secured Party hereunder is a purchase money security interest, subordinate to no lien or security interest other than the Senior Lien and Permitted Liens; (h) Grantor will promptly notify Secured Party in writing in the event of any substantial or material damage to the Collateral from any source whatsoever, and, except for the disposition of collections and other proceeds of the Collateral permitted by Section 6 hereof, Grantor will not
                                              ---------
remove or permit to be removed any part of the Collateral from their places of business without the prior written consent of Secured Party, except for such items of the Collateral as are removed in the ordinary course of business and except for the rental in the ordinary course of Grantor's business of rental inventory items and the sale in the ordinary course of Grantor's business of expendable supplies items; and (i) Grantor shall furnish to Secured Party within fifteen (15) days after the end of each calendar month, forty-five (45) days after the end of each fiscal quarter, and one hundred twenty (120) days after the end of each fiscal year, a copy of Grantor's current financial statements, which (i) shall contain a balance sheet as at the end of such monthly, quarterly or annual period and statements of income and cash flows of such periods (together, in each case, with the comparable figures for the immediately preceding corresponding period), all in reasonable detail, prepared in accordance with generally accepted accounting principles, consistently applied throughout the period involved and with prior periods, and (ii) shall be certified as correct by the chief financial officer of Grantor or be accompanied by an unqualified certification from Grantor's independent certified public accountants.

     5.   Secured Party's Rights Regarding Collateral.  At any time (whether or
          -------------------------------------------
not an Event of Default has occurred) and at the reasonable expense of Grantor, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (a) enter upon any premises on which any Collateral is situated and examine the same, provided that reasonable prior notice shall have been given to Grantor; or (b) perform any obligation of Grantor under this Agreement if same has become due and Grantor has not so performed. Upon the occurrence and during the continuation of an Event of Default, at the reasonable expense of

Grantor, Secured Party may, to the extent it may be necessary or desirable to protect the security hereunder, but Secured Party shall not be obligated to: (i) notify obligors on the Collateral that the Collateral has been assigned to Secured Party; (ii) at any time and from time to time request from obligors on the Collateral, in the name of Grantor or in the name of Secured Party, information concerning the Collateral and the amounts owing thereon; and (iii) cause the Collateral to be registered in the name of Secured Party, as legal owner. Grantor shall maintain books and records pertaining to the Collateral in such detail, form and scope as Secured Party shall reasonably require consistent with Secured Party's interests hereunder. Grantor shall at any time at Secured Party's request mark the Collateral and/or Grantor's ledger cards, books of account and other records relating to the Collateral with appropriate notations satisfactory to Secured Party disclosing that they are subject to Secured Party's security interests. Secured Party shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Grantor's books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral and to do whatever else Secured Party reasonably may deem necessary or desirable to protect its interests. Secured Party shall be under no duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral, whether or not an Event of Default shall have occurred, or to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protests, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Secured Obligations. Secured Party shall be under no duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of any Grantor therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith.

     6.   Collections on the Collateral.  Grantor shall have the right to use
          -----------------------------
and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Secured Party, Grantor's right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by Grantor in trust for Secured Party and immediately delivered in kind to Secured Party. Any remittance received by Grantor from any person shall be presumed to relate to the Collateral and to be subject to Secured Party's security interest. Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of Secured Party or in the name of Grantor, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and Grantor hereby authorizes Secured Party to affix, by facsimile signature or otherwise, the general or special endorsement of it, in such manner as Secured Party shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Secured Party without appropriate endorsement, and Secured Party and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by Grantor, to the same extent as though it were manually executed by the duly authorized officer of Grantor, regardless of by whom or under what circumstances or by what authority such facsimile signature or other endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

     7.   Possession of Collateral by Secured Party.  All the Collateral now,
          -----------------------------------------
heretofore or hereafter delivered to Secured Party shall be held by Secured Party in its possession, custody and control. Any or all of the Collateral delivered to Secured Party may be held in an interest bearing or non-interest bearing account, in Secured Party's sole and absolute discretion, and Secured Party may, in its discretion, apply any such interest to payment of the Secured Obligations. Nothing herein shall obligate Secured Party to invest any Collateral or obtain any particular return thereon. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Secured Party's possession, custody or control, Secured Party may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of Grantor's obligations with respect thereto, or otherwise. Secured Party may at any time deliver or redeliver the Collateral or any part thereof to Grantor, and the receipt of any of the same by any Grantor shall be complete and full acquittance for the Collateral so delivered, and Secured Party thereafter shall be discharged from any liability or responsibility therefor. So long as Secured Party exercises reasonable care with respect to any Collateral in its possession, custody or control, Secured Party shall have no liability for any loss of or damage to such Collateral, and in no event shall Secured Party have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. Secured Party shall be deemed to have exercised reasonable care within the meaning of the preceding sentence if the Collateral in the possession, custody or control of Secured Party is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any person with respect to any Collateral.

     8.   Events of Default.  There shall be an Event of Default hereunder upon
          -----------------
the occurrence and during the continuance of an Event of Default under the Notes.

     9.   Rights Upon Event of Default.  Upon the occurrence and during the
          ----------------------------
continuance of an Event of Default, Secured Party shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that Secured Party may have under applicable law or in equity or under this Agreement (including, without limitation, all rights set forth in
                      ---------
Section 6 hereof) or under the Notes, all rights and remedies of a secured party
---------
under the Uniform Commercial Code as enacted in any jurisdiction, and, in addition, the following rights and remedies, all of which may be exercised with or without notice to Grantor and without affecting the obligations of Grantor hereunder or under any Notes, or the enforceability of the liens and security interests created hereby: (a) to foreclose the liens and security interests created hereunder or under any other agreement relating to any Collateral by any available judicial procedure or without judicial process; (b) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (c) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be acceptable to Secured Party; (d) to notify obligors on the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly and exclusively to Secured Party; (e) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (f) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Secured Party may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral; (g) to settle, compromise or release, on terms acceptable to Secured Party, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (h) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of Secured Party or in the name of Grantor; (i) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, in the name of Secured Party or in the name of Grantor, any and all steps, actions, suits or proceedings deemed by Secured Party necessary or desirable to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial
                                      ---------
foreclosure thereof or thereon, and Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Secured Party which may release any obligor from personal liability on any of the Collateral, and Grantor waives any right not expressly provided for in this Agreement to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral; and any money or other property received by Secured Party in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Secured Party or Grantor may be applied by Secured Party without notice to Grantor to the Secured Obligations in such order and manner as Secured Party in its sole discretion shall determine; (j) to insure, process and preserve the Collateral;
(k) to exercise all rights, remedies, powers or privileges provided under any of the Notes; (l) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Secured Party may, at the cost and expense of Grantor, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Secured Party shall be deemed to have a rent-free tenancy of any premises of Grantor for such purposes and for such periods of time as reasonably required by Secured Party; (m) to receive, open and dispose of all mail addressed to Grantor and notify postal authorities to change the address for delivery thereof to such address as Secured Party may designate; provided that Secured Party agrees that it will promptly deliver over to Grantor such opened mail as does not relate to the Collateral; and (n) to exercise all other rights, powers, privileges and remedies of an owner of the Collateral; all at Secured Party's sole option and as Secured Party in its sole discretion may deem advisable. Grantor will, at Secured Party's request, assemble the Collateral and make it available to Secured Party at places which Secured Party may designate, whether at the premises of Grantor or elsewhere, and will make available to Secured Party, free of cost, all premises, equipment and facilities of Grantor for the purpose of Secured Party's taking possession of the Collateral or storing same or removing or putting the Collateral in salable form or selling or disposing of same.

     Upon the occurrence and during the continuance of an Event of Default, Secured Party also shall have the right, without notice or demand, either in person, by agent or by a receiver to be appointed by a court (and Grantor hereby expressly consents upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and without regard to the adequacy of any security for the Secured Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. Taking possession of the Collateral shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

     Any public or private sale or other disposition of the Collateral may be held at any office of Secured Party, or at Grantor's places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral being within the view of prospective purchasers. Secured Party may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine, and Grantor expressly waives any right to direct the order and manner of sale of any Collateral. Secured Party or any person on Secured Party's behalf may bid and purchase at any such sale or other disposition. The net cash proceeds resulting from the collection, liquidation, sale, lease or other disposition of the Collateral shall be applied, first, to the expenses (including reasonable attorneys' fees and disbursements) of retaking, holding, storing, processing and preparing for sale or lease, selling, leasing, collecting, liquidating and the like, and then to the satisfaction of the Secured Obligations in such order as shall be determined by Secured Party in its sole and absolute discretion. Grantor and any other person then obligated therefor shall pay to Secured Party on demand any deficiency with regard thereto which may remain after such sale, disposition, collection or liquidation of the Collateral.

     Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send or otherwise make available to Grantor reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of sending reasonable notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Grantor at its address set forth in Section 15, or delivered
                                                        ----------
or otherwise sent to Grantor in accordance with the provisions of Section 15, at
                                                                  ----------
least five (5) days before the date of the sale. Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this paragraph.

     With respect to any Collateral consisting of securities, partnership interests, joint venture interests, investments or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933 or other applicable laws, Secured Party may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Secured Party may deem necessary or advisable in order that the sale may be lawfully conducted. Without limiting the foregoing, Secured Party may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, Grantor agrees that if such Collateral is sold for a price which Secured Party in good faith believes to be reasonable under the circumstances then existing, then (a) the sale shall be deemed to be commercially reasonable in all respects, (b) Grantor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (c) Secured Party shall not incur any liability or responsibility to Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Secured Party of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

     Upon consummation of any sale of Collateral hereunder, Secured Party shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of Grantor or any other person, and Grantor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Secured Party shall not be required to apply any portion of the sale price to the Secured Obligations until such amount actually is received by Secured Party, and any Collateral so sold may be retained by Secured Party until the sale price is paid in full by the purchaser or purchasers thereof. Secured Party shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

     10.  Attorney-in-Fact.  Grantor hereby irrevocably nominates and appoints
          ----------------
Secured Party as its attorney-in-fact for the following purposes: (a) to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected the security interest created by this Agreement and, upon the occurrence and during the continuance of an Event of Default, to preserve, process, develop, maintain and protect the Collateral; (b) upon the occurrence and during the continuance of an Event of Default, to do any and every act which Grantor is obligated to do under this Agreement, at the expense of Grantor and without any obligation to do so; (c) to prepare, sign, file and/or record, for Grantor, in the name of Grantor, any financing statement, application for registration, or like paper, and to take any other action deemed by Secured Party necessary or desirable in order to perfect or maintain perfected the security interests granted hereby; and (d) upon the occurrence and during the continuance of an Event of Default, to execute any and all papers and instruments and do all other things necessary or desirable to preserve and protect the Collateral and to protect Secured Party's security interests therein; provided, however, that Secured Party shall be under no obligation whatsoever to take any of the foregoing actions, and, absent gross negligence or willful misconduct, Secured Party shall have no liability or responsibility for any act taken or omission with respect thereto.

     11.  Costs and Expenses.  Grantor agrees to pay to Secured Party all
          ------------------
reasonable costs and expenses (including, without limitation, reasonable
                               ---------
attorneys' fees and disbursements) incurred by Secured Party in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, and reasonable costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by
---------
Secured Party in exercising any right, privilege, power or remedy conferred by this Agreement (including, without limitation, the right to perform any Secured
                ---------
Obligation), or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to Secured Party by Grantor, immediately upon demand, together with interest thereon at the rate(s) provided for in the Notes.

     12.  Subject to Intercreditor Provisions.  Secured Party acknowledges and
          -----------------------------------
agrees that its rights and remedies under Sections 5, 6, 7, 9 and 10 hereof are
                                          ----------  -  -  -     --
subject to the terms of the Intercreditor Agreement.

     13.  Other Agreements.  Nothing herein shall in any way modify or limit the
          ----------------
effect of terms or conditions set forth in any other security or other agreement executed by Grantor or in connection with the Secured Obligations, but each and every term and condition hereof shall be in addition thereto.

     14.  Severability.  If any provision of this Agreement, including any
          ------------
phrase, sentence, clause, Section or subsection is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.

     15.  Notices.  All notices, requests, demands, approvals, consents, waivers
          -------
other communications required or permitted to be given under this Agreement (each, a "Notice") shall be in writing and shall be (a) delivered personally,
          ------
(b) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (c) sent by next-day or overnight mail or delivery, or (d) sent by facsimile transmission, provided such transmission is confirmed mechanically.

               (i)  if to Grantor, to:

                    Hollywood Rentals Production Services, LLC
                    3111 North Kenwood Street
                    Burbank, California 91505
                    Facsimile:  (818) 525-5216
                    Attention:  Anil Sharma
                                Carlos D. DeMattos

                    with a copy to:

                    McDermott, Will & Emery
                    2049 Century Park East
                    Los Angeles, California 90067-3208
                    Facsimile:  (310) 277-4730
                    Attention:  Eric Reimer, Esq.

               (ii) if to Secured Party, to:

                    c/o Matthews Studio Equipment Group
                    3111 North Kenwood Street
                    Burbank, California 91505
                    Facsimile:  (818) 525-5216
                    Attention:  Miles Stover

                    with a copy to the Agent at such address as shall be designated by the Agent to the parties hereto in compliance with the requirements of this Section 15
                                                  ----------

                    and with a copy to:

                    Holland & Knight LLP
                    633 West Fifth Street, Suite 2100
                    Los Angeles, California 90071
                    Facsimile:  (213) 896-2450
                    Attention:  Tasha D. Nguyen, Esq.

or, in each case, at such other address or facsimile number as may be specified in a Notice to the other party hereto. All Notices sent in accordance with this Section shall be deemed effective and given (A) upon delivery if personally delivered, (B) on the third day following deposit in the mail, if mailed, (C) on the next Business Day if sent by next-day or overnight mail or delivery, and (D) on the day of transmission, if sent by facsimile transmission.

     16.  Headings.  The headings contained in this Agreement are for purposes
          --------
of convenience only and shall not affect the meaning or interpretation of this Agreement.

     17.  Entire Agreement.  This Agreement (including the schedules and
          ----------------
exhibits hereto), together with the Notes and the Asset Purchase Agreement, constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

     18.  Counterparts.  This Agreement may be executed (including by facsimile
          ------------
transmission) with counterpart signature pages or in several counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

     19.  Governing Law, etc.  THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS,
          ------------------
INCLUDING AS TO VALIDITY, INTERPRETATION AND EFFECT, BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS RULES THEREOF. SECURED PARTY AND GRANTOR AGREE THAT ANY AND ALL ACTIONS TO INTERPRET OR ENFORCE THE PROVISIONS OF THIS AGREEMENT AND ANY OTHER DOCUMENTS REFERRED TO IN THIS AGREEMENT SHALL BE BROUGHT IN THE COURT, UNTIL SECURED PARTY'S CASES (AS SUCH TERM IS DEFINED IN THE ASSET PURCHASE AGREEMENT) ARE CLOSED OR DISMISSED, AND THEREAFTER IN THE COURTS OF THE STATE OF CALIFORNIA OR THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN LOS ANGELES, CALIFORNIA. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT OR SUCH OTHER DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT THE VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH OTHER DOCUMENT MAY NOT BE ENFORCED IN OR BY SAID COURTS. SECURED PARTY AND GRANTOR HEREBY CONSENTS TO AND GRANTS ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF ANY SUCH DISPUTE AND AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 15, OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW, SHALL BE
   ----------
VALID AND SUFFICIENT SERVICE THEREOF.

     20.  Binding Effect.  This Agreement shall be binding upon and inure to the
          --------------
benefit of the parties hereto and their respective heirs, successors and permitted assigns.

     21.  Assignment.  This Agreement shall not be assignable or otherwise
          ----------
transferable by Grantor without the prior written consent of Secured Party, which Secured Party may withhold in its sole discretion. Secured Party shall have the right to assign this Agreement or any portion thereof to any person in accordance with the terms of the Notes (including, but not limited to, the requirement for an administrative and collateral agent contained in the Notes).

     22.  Amendment; Waivers, etc.  No discharge of this Agreement, and no
          -----------------------
waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the discharge or waiver is sought. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. No amendment or modification of this Agreement shall be effective unless in a writing executed by all the parties hereto.

     23.  Joint and Several.  The rights and obligations of the persons
          -----------------
constituting the Secured Party hereunder are the joint and several rights and obligations of such persons. The benefits, remedies and rights provided or intended to be provided hereby for the Secured Party may be exercised jointly or separately by the Secured Party acting collectively, if there is more than one Secured Party, or through the Agent.

     24.  Confidentiality Treatment.  Secured Party and the Agent, if applicable
          -------------------------
(collectively, the "Recipients") shall hold in strict confidence any
                    ----------
confidential or proprietary information regarding Grantor that is furnished to the Recipients pursuant to this Agreement. Notwithstanding the foregoing, each Recipient may disclose such information (a) if such Recipient is required to disclose the same pursuant to proceedings before the Court (as defined in the Asset Purchase Agreement) or pursuant to the Bankruptcy Code (as defined in the Asset Purchase Agreement), (b) if such Recipient is compelled to disclose the same by other judicial or administrative process or by other requirements of Law, as such term is defined in the Asset Purchase Agreement (but subject to the following provisions of this Section 24), (c) if the same hereafter is in the
                             ----------
public domain through no fault of any Recipient, or (d) if the same is later acquired by any Recipient from another source and the acquiring Recipient is not aware, after due inquiry, that such source is under an obligation to another person to keep such information confidential. If a Recipient is requested or required as described in Section 24(b) above (by oral questions,
                         -------------
interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand, rule of civil procedure or other similar process) to disclose any such information, such Recipient shall provide Grantor with prompt written notice of any such request or requirement so that Grantor may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section. If, in the absence of a protective order or other remedy or the receipt of a waiver by Grantor, such Recipient nonetheless, based on the written advice of counsel, is required to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or penalty, such Recipient, without liability hereunder, may disclose that portion of such information which such counsel advises such Recipient it is legally required to disclose. Nothing in this Section 24 shall limit the right of the
                                      ----------
Recipients to use or disclose any such information in connection with any legal action arising out of or in connection with this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        MATTHEWS STUDIO EQUIPMENT GROUP


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________


                                        HOLLYWOOD RENTAL COMPANY, LLC


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________


                                        MATTHEWS STUDIO SALES, INC.


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________


                                        HDI HOLDINGS, INC.


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________


                                        HOLLYWOOD RENTALS PRODUCTION
                                        SERVICES, LLC


                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                                                       EXHIBIT D

                            SUBORDINATION AGREEMENT
                            -----------------------

     THIS SUBORDINATION AGREEMENT (the "Agreement") is made and dated as of the __ day of January, 2001 by and between MATTHEWS STUDIO EQUIPMENT GROUP, a California corporation ("Matthews"), HOLLYWOOD RENTAL COMPANY, LLC, a Delaware limited liability company ("HRC"), HDI HOLDINGS, INC., a Kentucky corporation ("HDI"), MATTHEWS STUDIO SALES, INC, a California corporation ("MSS" and, together with Matthews, HRC and HDI, collectively, the "Sellers" and, individually, a "Seller") and SANWA BANK CALIFORNIA, a California banking corporation (the "Lender").

     A. The Sellers have agreed to sell, assign, transfer and convey to HOLLYWOOD RENTALS PRODUCTION SERVICES, LLC, a California limited liability company (the "Buyer") certain assets and liabilities pursuant to the terms of an Asset Purchase Agreement dated as of December __, 2000 (the "APA") among the Sellers and the Buyer.

     B. Pursuant to Section 2.3 of the APA, the Buyer has agreed to make a Cash Payment (as defined therein) to the Sellers and to deliver Notes (as defined therein) in the aggregate principal amount of $4,000,000.

     C. Pursuant to a Credit Agreement dated as of _____________ (as amended, modified or waived from time to time, the "Credit Agreement") between the Lender and the Buyer, the Lender has agreed to extend financial accommodations to the Buyer in connection with the APA.

     D. Among the terms and conditions contained in the Credit Agreement is the requirement that the obligations in respect of the Notes be subordinated to the obligations under the Credit Agreement on the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT
                                   ---------

    1.    Definitions.  For purposes of this Agreement, the terms set forth
          -----------
below shall have the following meanings:

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America in effect from time to time.

          "Guarantors" means RP, Jules & Associates, Inc., a California
           ----------
corporation, and CDM Interactive, Inc., a California corporation.

          "Holder" means the person who owns Indebtedness.  As of the date of
           ------
this Agreement, the Holders of Subordinated Indebtedness are the Sellers.

          "Indebtedness" of any Person means all items of indebtedness which, in
           ------------
accordance with GAAP and industry practices, would be included in determining liabilities as shown on the liability side of a balance sheet of such Person as of the date as of which indebtedness is to be determined, including, without limitation, all obligations for money borrowed and capitalized lease obligations, and shall also include all indebtedness and liabilities of any other Person assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection) whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

          "Lien" shall mean any security interest, mortgage, pledge, privilege,
           ----
lien, claim on property, charge or encumbrance (including any conditional sale or other title retention agreement), any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

          "Loan Party" shall mean any one of the Buyer or any Guarantor.
           ----------

          "Paid in full" means, in respect of Senior Indebtedness, that the
           ------------
Lender shall have indefeasibly received payment in full, in cash, of all Senior Indebtedness.

          "Person" means any corporation, natural person, firm, joint venture,
           ------
partnership, trust, unincorporated organization, government or any department or agency of any government.

          "RP" means RP Holdings, Inc., a California corporation, and Raleigh
           --
Operating, L.P., a __________limited partnership, jointly and severally.

          "Senior Indebtedness" means the principal amount of Indebtedness of
           -------------------
the Loan Parties under the Credit Agreement and the other Senior Loan Documents together with related interest, fees, and expenses thereunder. Unless otherwise agreed in writing by the Holders of the Subordinated Indebtedness, "Senior Indebtedness" shall not include (i) the principal amount of any Indebtedness payable by the Buyer under the Credit Agreement in excess of $14,000,000 or interest thereon, (ii) the principal amount of any Indebtedness payable by any Guarantor under his or its Guaranty (as defined in the Credit Agreement) in excess of $2,500,000 (or $7,500,000 in the aggregate for three Guarantors), as such amount may be reduced from time to time in accordance with the terms of such Guaranty, or (iii) the principal amount of any Indebtedness that, in accordance with the terms of the Credit Agreement, is payable by the Buyer (without giving rise to a Potential Default or Event of Default) more than five
(5) years from the date of this Agreement.

          "Senior Loan Documents" means the Credit Agreement and each other Loan
           ---------------------
Document (as defined in the Credit Agreement).

          "Subordinated Indebtedness" means all Indebtedness of the Loan Parties
           -------------------------
under the Notes and the other Subordinated Documents.

          "Subordinated Documents" means the Notes, that certain Security
           ----------------------
Agreement dated as of January __, 2001 from the Buyer in favor of the Sellers and any Holders of the Notes, a Guaranty dated as of January __, 2001 from Guarantors in favor of the Sellers and any Holders of the Notes for a maximum amount, in the aggregate for all Guarantors; of One Million Dollars plus collection costs, and each other document, instrument or agreement executed in connection therewith but not including the APA (except to the extent that the APA gives to the Sellers or any Holders of the Notes rights or remedies on account of the Subordinated Indebtedness evidenced by the Notes).

    2.    Subordination.
          -------------

          2(a)    Subordination of Indebtedness.  Each Seller for itself and its
                  -----------------------------
successors and assigns and for each Holder of Subordinated Indebtedness, by acceptance of Subordinated Indebtedness, agrees that the payment of the Subordinated Indebtedness is subordinated to the extent and in the manner provided in this Agreement to the prior payment in full of all Senior Indebtedness.

          2(b)    Subordination of Liens.  The Liens of the Subordinated
                  ----------------------
Documents are and shall at all times remain subject and subordinate in all respects to the Liens of the Senior Loan Documents irrespective of the time or date of execution, delivery, recording, filing or perfection thereof.

          2(c)    Continuing Effect of Subordination.  This Agreement shall
                  ----------------------------------
constitute a continuing offer to all Persons who, in reliance upon the provisions of this Agreement, become Holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the Holders of Senior Indebtedness, and any one or more thereof may enforce the provisions hereof.

          2(d)    Subordination Legend.  In confirmation, and not as a
                  --------------------
condition, of the subordination of the Subordinated Indebtedness and the Subordinated Documents, the Holders of Subordinated Indebtedness shall place on or attach to, or cause to be placed or attached to, each Note (including any replacement, substitute or new Note) the following notice:

     "The rights of the holder of this Note to payment of any of the indebtedness evidenced hereby or related hereto is and shall at all times be subordinate to the right of the Holders of Senior Indebtedness in accordance with, and as such terms are defined in, that certain Subordination Agreement dated as of January __, 2001 among MATTHEWS STUDIO EQUIPMENT GROUP, a California corporation, HOLLYWOOD RENTAL COMPANY, LLC, a Delaware limited liability company, HDI HOLDINGS, INC., a Kentucky corporation, MATTHEWS STUDIO SALES, INC., a California corporation, and SANWA BANK CALIFORNIA, a California banking corporation."

    3.    Limitations on Payment of Subordinated Indebtedness.
          ---------------------------------------------------

          3(a)    Prior to Maturity or Default on Senior Indebtedness. So long
                  ---------------------------------------------------
as (1) any Senior Indebtedness shall remain outstanding and (2) immediately before and after any proposed payment such payment otherwise would be permitted under this Agreement, the Holders of Subordinated Indebtedness shall be entitled to receive and retain for their own account payments made in accordance with the terms of the Notes (i) on account of interest (which, in the case of prepayment, shall be due and payable not more than ten (10) days after the date of payment) on the Subordinated Indebtedness and (ii) $58,333.33 per month beginning January 31, 2004. Except as otherwise provided herein, so long as any Senior Indebtedness payable by any Loan Party shall remain outstanding, the Holders of Subordinated Indebtedness shall not be entitled to receive or retain for their own account payments made on account of principal on or for any other amounts payable in respect of the Subordinated Indebtedness payable by such Loan Party.

          3(b)    Maturity of Senior Indebtedness.  Upon the maturity of the
                  -------------------------------
Senior Indebtedness by lapse of time, acceleration or otherwise, all Senior Indebtedness of each Loan Party shall first be paid in full before any payment of any Subordinated Indebtedness payable by any such Loan Party may be made, and no Holder of Subordinated Indebtedness payable by any Loan Party shall take or receive, directly or indirectly, payment of all or any of the Subordinated Indebtedness payable by such Loan Party.

          3(c)    Financial Defaults.  Upon the occurrence and during the
                  ------------------
continuance of a Potential Default or Event of Default under (and as each such term is defined in) the Credit Agreement as a result of failure of the Holders of Senior Indebtedness to receive a payment when due ("Payment Default") or a default under Paragraph 7(e) of the Credit Agreement (a "Financial Covenant Default" and, collectively, with a Payment Default, the "Financial Defaults"), then, unless and until such Financial Default shall have been cured (which cure in the case of a default under Paragraph 7(e) shall have been in effect for at least two consecutive fiscal quarters) or waived in writing by the Lender, no payment shall be made for or on account of the Subordinated Indebtedness and no Holder of Subordinated Indebtedness shall take or receive, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral) payment of all or any of the Subordinated Indebtedness

          3(d)    Non-Financial Defaults.  Upon the occurrence and during the
                  ----------------------
continuance of any Potential Default or Event of Default under (and as each such term is defined in) the Credit Agreement not arising as a result of a Financial Default (a "Non-Financial Default"), then upon written notice ("Non-Financial Default Notice") thereof given to the Buyer by the Lender, no payment shall be made for or on account of any Subordinated Indebtedness, and no Holder of Subordinated Indebtedness shall take or receive, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of collateral) payment of all or any of the Subordinated Indebtedness, unless and until such Non-Financial Default shall have been cured or waived by the Lender; provided, however, that this Paragraph 3(d) shall not prevent the making of any payment for more than 180 days after the Non-Financial Default Notice shall have been given unless the Senior Indebtedness has been declared due and payable in its entirety, in which case no payment may be made or received on the Subordinated Indebtedness until such acceleration has been rescinded or annulled. No more than one (1) Non-Financial Default Notices may be given in any twelve month period; provided, however, that no Potential Default or Event of Default which existed or was continuing on the date of a Non-Financial Default Notice shall be made the basis for the giving of a subsequent Non-Financial Default Notice unless all such initial Potential Defaults or Events of Default first has been cured or waived.

          3(e)    Payments Made in Violation Hereof.  If, notwithstanding the
                  ---------------------------------
foregoing provisions of this Paragraph 3, any payment for or on account of the Subordinated Indebtedness shall be made at any time when such payment was prohibited by the provisions of this Agreement, then, unless and until such payment is no longer prohibited by this Agreement, such payment shall be held in trust by the Holder of Subordinated Indebtedness receiving such payment for the benefit of and shall be immediately paid over to, the Lender.

          3(f)    Exercise of rights or remedies by Holders of Subordinated
                  ---------------------------------------------------------
Indebtedness. In furtherance of the provisions of this Agreement, the Sellers
------------
and Holders of Subordinated Indebtedness agree, without the prior written consent of the Lender, not to exercise any right or remedy against the Buyer or any Guarantor or property of the Buyer or any Guarantor and not to set-off or in any other manner (including, without limitation, from or by way of collateral) seek payment of Subordinated Indebtedness or Senior Indebtedness except as specifically permitted by this Agreement.

    4.    Insolvency, Etc.  Upon any distribution of assets of a Loan Party or
          ---------------
upon any dissolution, winding up, liquidation, reorganization, or marshalling of assets of a Loan Party (whether in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or otherwise):

          4(a)    Lender to be Paid In Full.  The Holders of the Senior
                  -------------------------
Indebtedness shall first be entitled to receive payment in full of Senior Indebtedness payable by such Loan Party before the Holders of Subordinated Indebtedness payable by such Loan Party are entitled to receive any payment on account of the Subordinated Indebtedness.

          4(b)    Payments Payable on Account of Subordinated Indebtedness.
                  --------------------------------------------------------
Any payment or distribution of assets of any kind or character, whether in cash, property or securities, to which the Holders of Subordinated Indebtedness payable by such Loan Party would be entitled except for the provisions of this Paragraph 4, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of such Loan Party being subordinated to the payment of the Subordinated Indebtedness, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the Lender, to the extent necessary to make payment in full of all Senior Indebtedness payable by such Loan Party remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          4(c)    Payments Received on Account of Subordinated Indebtedness.
                  ---------------------------------------------------------
In the event that, notwithstanding the foregoing, any payment or distribution of assets of any kind or character, whether in cash, property or securities, shall be received by the Holders of Subordinated Indebtedness for or on account of any Subordinated Indebtedness payable by such Loan Party before all Senior Indebtedness payable by such Loan Party is paid in full, such payment or distribution shall be received and held in trust for and shall be paid over to the Lender for application to the payment of such Senior Indebtedness payable by such Loan Party until all such Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          4(d)    Enforcement by the Lender, Etc.
                  ------------------------------

                  (1) Each Holder of Subordinated Indebtedness, by acceptance of Subordinated Indebtedness, authorizes and expressly directs the Lender on his behalf to take such action as may be reasonably necessary or appropriate to effectuate the subordination provided in this Paragraph 4 and appoints the Lender his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation, reorganization, or marshalling of assets, of any Loan Party (whether in bankruptcy, insolvency or receivership proceedings or upon a general assignment for the benefit of creditors or otherwise), the immediate filing of a claim for the unpaid balance of Subordinated Indebtedness payable by the relevant Loan Party in the form required in said proceedings and causing said claim to be approved.

                  (2) Without limiting the provisions of subparagraph 4(d)(1) above, the Lender is hereby irrevocably authorized and empowered (in its own name or in the name of the Holder of Subordinated Indebtedness or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution on account of Subordinated Indebtedness payable by the relevant Loan Party and give acquittance therefor and to file claims and proofs of claim and take such other action (including without limitation voting the Subordinated Indebtedness or enforcing any security interest or other lien securing payment of the Subordinated Indebtedness) as it may deem reasonably necessary or advisable for the exercise or enforcement of any of the rights or interests of the Holders of Subordinated Indebtedness or the Lender.

                  (3) The Holders of Subordinated Indebtedness shall duly and promptly take such action as the Lender may reasonably request (i) to collect the Subordinated Indebtedness payable by the relevant Loan Party for the account of the Holders of the Senior Indebtedness and to file appropriate claims or proof of claim in respect of such Subordinated Indebtedness, (ii) to execute and deliver to the Lender such powers of attorney, assignments or other instruments as it may reasonably request in order to enable it to enforce any and all claims with respect to, and any security interests and other liens securing payment of, such Subordinated Indebtedness, and (iii) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to such Subordinated Indebtedness.

                  (4) The Lender is hereby authorized to demand specific performance of the provisions of this Paragraph 4, whether or not any Loan Party shall have complied with any of the provisions hereof applicable to it. The Holders of Subordinated Indebtedness hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to any remedy of specific performance exercised by the Lender. The Holders of Subordinated Indebtedness hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to any remedy of specific performance exercised by the Lender. The Holders of Subordinated Indebtedness hereby acknowledge that the provisions of this Paragraph 4 are intended to be enforceable at all times, whether before or after the commencement of a proceeding referred to in this Paragraph 4.

                  (5) Until the Senior Indebtedness payable by any Loan Party has been finally paid in full, unless otherwise directed by the Lender, no Holder of Subordinated Indebtedness of such Loan Party shall (i) by declaration, accelerate the maturity of or demand payment on the Subordinated Indebtedness of such Loan Party, or (ii) commence any judicial action or proceeding to collect the payment of any Subordinated Indebtedness of such Loan Party.

     5.    Additional Representations and Covenants of the Holders of
           ----------------------------------------------------------
Subordinated Indebtedness.  Each Holder of Subordinated Indebtedness (a)
-------------------------
represents and warrants to the Holders of Senior Indebtedness as of the date of this Agreement that the Subordinated Documents have not been amended, modified or waived and, to the knowledge of the Holders of Subordinated Indebtedness, no default on the part of any Loan Party has occurred thereunder; (b) without the prior written consent of the Holders of the Senior Indebtedness, agrees not to amend, modify or waive any term of any Subordinated Document or to increase the Subordinated Indebtedness; and (c) agrees to deliver to the Holder of Senior Indebtedness a copy of any notice to or from any Loan Party relating to a default under the Subordinated Indebtedness.

    6.    Miscellaneous.
          -------------

          6(a)    Further Assurances.  The Holders of Subordinated Indebtedness
                  ------------------
at any time and from time to time shall promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Lender may reasonably request, in order to protect any right or interest granted or purported to be granted by the provisions of this Agreement or to enable the Holders of Senior Indebtedness to exercise and enforce its rights and remedies hereunder.

          6(b)    Subordination Unaffected by Actions. All rights and interests
                  -----------------------------------
under this Agreement of the Holders of Senior Indebtedness, and all agreements and obligations of the Holder of Subordinated Indebtedness under this Agreement shall remain in full force and effect irrespective of:

                  (1) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from the Credit Agreement, any Loan Document or the Senior Indebtedness;

                  (2) any exchange, release or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness.

          6(c)    Continuance of Effectiveness Upon Rescission, etc.  The
                  -------------------------------------------------
provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the Lender or any Holder of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          6(d)    Waivers by Holders of Subordinated Indebtedness.  The
                  -----------------------------------------------
Holders of Subordinated Indebtedness and the Loan Parties each hereby waive promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Indebtedness and this Agreement and any requirement that the Holders of Senior Indebtedness protect, secure, or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any collateral. The Holders of Subordinated Indebtedness each hereby waives and relinquishes any duty on the part of the Holders of Senior Indebtedness to disclose any matter, fact or thing relating to the business, operations or condition of any Loan Party now known or hereafter known by the Lender. The Holders of Subordinated Indebtedness agree that the Lender, in its discretion, without notice or demand and without affecting the rights of the Holders of Senior Indebtedness or the duties of the Holders of Subordinated Indebtedness under this Agreement may foreclose any deed of trust or mortgage covering interests in real property, and the interests in real property secured thereby, by nonjudicial sale; and the Holders of Subordinated Indebtedness each hereby waives any defense to the rights of the Holders of the Senior Indebtedness against the Holders of Subordinated Indebtedness under this Agreement after a nonjudicial sale and the Holders of Subordinated Indebtedness each expressly waives any defense or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580d or 726 or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, the Holders of Subordinated Indebtedness each waives any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of the Holders of Subordinated Indebtedness against the Buyer, any Guarantor or any collateral security. No failure on the part of the Holders of Senior Indebtedness to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          6(e)    Amend; No Waiver.  This Agreement may not be amended or
                  ----------------
terms or provisions hereof waived unless such amendment or waiver is in writing and signed by the Lender and the Holders of the Subordinated Indebtedness of which the Lender has been notified.

          6(f)    Cumulative Rights.  The rights, powers and remedies of the
                  -----------------
Lender hereunder are cumulative and in addition to all rights, power and remedies provided under any and all agreements between the Holders of the Senior Indebtedness and the Holders of Subordinated Indebtedness relating hereto, at law, in equity or otherwise.

          6(g)    Entire Agreement.  This Agreement and the documents and
                  ----------------
agreements referred to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

          6(h)    Survival.  All representations, warranties, covenants and
                  --------
agreements herein contained on the part of the Holders of Subordinated Indebtedness shall survive the termination of this Agreement and shall be effective until the Senior Indebtedness is paid and performed in full or longer as expressly provided herein.

          6(i)    Notices.  All notices, consents, requests and demands to or
                  -------
upon the respective parties hereto shall be:

                  (1) in writing and delivered in person or transmitted by overnight courier, telex, telecopy, facsimile, or certified or registered U.S. mail, postage prepaid, return receipt requested;

                  (2) shall be deemed to have been given or made (i) if delivered in person on a Business Day (a day other than a Saturday, a Sunday or a day on which banks in Los Angeles, California are authorized or obligated to close their regular banking business during normal business hours of the recipient, then on the date of receipt and, otherwise, on the next succeeding Business Day; (ii) if delivered by overnight courier service, on the Business Day next succeeding the day of sending; (iii) if delivered by telex, telecopy, or facsimile, during normal business hours of the recipient, then on the date sent and, otherwise, on the next succeeding Business Day; and (iv) if delivered by U.S. mail, on the third Business Day after deposit in a regular depository of the United States mail; and

                 (3) addressed as follows or such other address as either party may designate by notice to the other in accordance with the terms of this Paragraph 6(i).

          (a)  if to the Lender:

          Sanwa Bank California
          Sherman Oaks Commercial Banking Center
          15165 Ventura Boulevard, Suite 445
          Sherman Oaks, CA 91403
          Attention:  Manager

          Facsimile:  (818) 905-1002

          (b)  if to the Sellers or any of them:

          c/o Matthews Studio Equipment Group
          3111 North Kenwood Street
          Burbank, CA 91505
          Attention:  Miles Stover

          Facsimile:  818-525-5216

          with a copy to:

          Holland & Knight LLP
          633 West Fifth Street, Suite 2100
          Loa Angeles, CA 90071
          Attention:  Tasha D. Nguyen, Esq.

          Facsimile:  213-896-2450


          6(j)    Governing Law.  This Agreement shall be governed by and
                  -------------
construed in accordance with the laws of the State of California, without giving effect to choice of law rules.

          6(k)    Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, all of which together shall constitute one agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                         MATTHEWS STUDIO EQUIPMENT GROUP


                         By:__________________________________
                         Name:________________________________
                         Title:_________________________________

                         HOLLYWOOD RENTAL COMPANY, LLC


                         By:__________________________________
                         Name:________________________________
                         Title:_________________________________


                         MATTHEWS STUDIO SALES, INC.


                         By:__________________________________
                         Name:________________________________
                         Title:_________________________________


                         HDI HOLDINGS, INC.


                         By:__________________________________
                         Name:________________________________
                         Title:_________________________________

                         SANWA BANK CALIFORNIA


                         By:__________________________________
                         Name:________________________________
                         Title:_________________________________


THE UNDERSIGNED LOAN PARTY CONSENTS
TO THE EXECUTION, DELIVERY AND
PERFORMANCE OF THE FOREGOING
SUBORDINATION AGREEMENT THIS
__ DAY OF JANUARY, 2001

HOLLYWOOD RENTALS PRODUCTION SERVICES, LLC, Buyer


By:__________________________________
Name:________________________________
Title:_________________________________

RP HOLDINGS, INC., Guarantor


By:___________________________________
Name:________________________________
Title:____________________________________

RALEIGH OPERATING, L.P.


By:___________________________________
Name:_________________________________
Title:__________________________________


JULES & ASSOCIATES, INC., Guarantor


By:______________________________________
Name:____________________________________
Title:_____________________________________

CDM INTERACTIVE, INC., Guarantor


By:_______________________________________
Name:_____________________________________
Title:______________________________________